As filed with the Securities and Exchange Commission on July 31, 1998
                                                       Registration No. 33-63560
                                                                        811-7762

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                                  ------------
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
               Pre-Effective Amendment No. ___                   [ ]
               Post-Effective Amendment No. 6                    [X]
                                     and/or
           REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940     [X]
               Post-Effective Amendment No. 8
                        (Check appropriate box or boxes.)

                                SOGEN FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                           1221 Avenue of the Americas
                               New York, NY 10020
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (800) 334-2143
                                  ------------
                              Jean-Marie Eveillard
                                SoGen Funds, Inc.
                           1221 Avenue of the Americas
                               New York, NY 10020
                     (Name and Address of Agent for Service)
                                  ------------
                                    Copy to:
                              Jack W. Murphy, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                              Washington, DC 20006

It is proposed that this filing will become effective (check  appropriate  box):
     Immediately  upon filing pursuant to paragraph (b)
----
 X   On July 31, 1998 pursuant to paragraph (b)
----
     60 days after filing pursuant to paragraph (a)(1)
----
    On (date) pursuant  to  paragraph  (a)(1) of Rule 485
----
     75 days after filing  pursuant to paragraph  (a)(2)
----
     on (date) pursuant to paragraph(a)(2) of Rule 485
----

If appropriate, click the following box:
     This post-effective amendment designates a new effective date for a ---- previously filed post-effective amendment.
                      Title of Securities Being Registered:
                 SoGen International Fund - Class A Common Stock
                 SoGen International Fund - Class I Common Stock
                   SoGen Overseas Fund - Class A Common Stock
                   SoGen Overseas Fund - Class I Common Stock
                         SoGen Gold Fund - Common Stock
                         SoGen Money Fund - Common Stock


                                SOGEN FUNDS, INC.
                              CROSS-REFERENCE SHEET
            Pursuant to Rule 495(a) under the Securities Act of 1933

FORM N-1A ITEM NO.                                       PROSPECTUS CAPTION
------------------                                       ------------------
  PART A
  ------

Item 1. Cover Page................................Cover Page
Item 2. Synopsis..................................Fee Table
Item 3. Condensed Financial Information...........Financial Highlights; Performance and Yield Information
Item 4. General Description of Registrant.........Organization of the Company; International Fund
                                                  Investment Objective and Policies; Overseas Fund
                                                  Investment Objective and Policies; Gold Fund Investment
                                                  Objective and Policies; Money Fund
                                                  Investment Objective and Policies; Investment
                                                  Restrictions; Implementation of Policies and Risks
Item 5. Management of the Company.................Management of the Company
Item 6. Capital Stock and Other Securities........Dividends,  Capital Gains Distributions and Taxes; Capital
                                                  Stock; Inquiries
Item 7. Purchase of Securities Being Offered......Management of the Company;  How to Purchase Shares;  Net
                                                  Asset Value
Item 8. Redemption or Repurchase..................How to Redeem Shares
Item 9. Legal Proceedings.........................Not Applicable

                                                         STATEMENT OF ADDITIONAL
                                                         -----------------------
FORM N-1A ITEM NO.                                         INFORMATION CAPTION
-----------------                                          -------------------
  PART B
  ------

Item 10.  Cover Page................................Cover Page
Item 11.  Table of Contents.........................Table of Contents
Item 12.  General Information and History...........Organization of the Funds
Item 13.  Investment Objectives and Policies........Investment Objectives, Policies and Restrictions
Item 14.  Management of the Registrant..............Management of the Company
Item 15.  Control Persons and Principal Holders
          of Securities.............................Management of the Company
Item 16.  Investment Adviser and Other Services.....Investment Adviser and Other Services; Distribution of
                                                    the Funds' Shares; Custody of Portfolio; Independent
                                                    Auditors
Item 17.  Brokerage Allocation......................Brokerage Allocation
Item 18.  Capital Stock and Other Securities........Not Applicable
Item 19.  Purchase, Redemption and Pricing of
          Securities Being Offered..................Distribution of the Funds' Shares; Computation of Net
                                                    Asset Value
Item 20.  Tax Status................................Tax Status
Item 21.  Underwriters..............................Distribution of the Funds' Shares
Item 22.  Calculation of Performance Data...........Investment Objectives, Policies and Restrictions
Item 23.  Financial Statements......................Financial Statements


PROSPECTUS
----------


                            SOGEN INTERNATIONAL FUND

                               SOGEN OVERSEAS FUND
                                 SOGEN GOLD FUND
                                SOGEN MONEY FUND
                            -------------------------

                                     [LOGO]

                           1221 Avenue of the Americas
                               New York, NY 10020
                                 (800) 334-2143
                            -------------------------

                     Societe Generale Asset Management Corp.
                               Investment Adviser

                         SG Cowen Securities Corporation

                              Principal Underwriter
                            -------------------------


                                  July 31, 1998

     SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (each individually a "Fund" or collectively the "Funds") are four portfolios of SoGen Funds, Inc. (the "Company"), an open-end management investment company. Additional funds may be created by the Directors from time to time.


     Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


     This Prospectus sets forth concisely information about the Funds that an investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information dated July 31, 1998, containing additional information about the Funds, has been filed with the Securities and Exchange Commission. It is incorporated herein by reference and is available free of charge by contacting the Company at (800) 334-2143.

                           -------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

     The Funds and their investment objectives are:

     SoGen  International  Fund.   Long-term  growth  of  capital  by  investing
primarily in common stocks (and in securities convertible into common stocks) of the United States and foreign companies (See Page 9).

     SoGen Overseas Fund. Long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. (See pages 9 and 10.)

     SoGen Gold Fund. Growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals both in the United States and in foreign countries. (See pages 10 and 11.)

     SoGen Money Fund. As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less. An investment in SoGen Money Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. (See pages 11 through 13.)

                                                 TABLE OF CONTENTS
                                                                           Page
Fee Table..................................................................  3
Financial Highlights.......................................................  4
Organization of the Company................................................  9
International Fund Investment Objective and Policies.......................  9
Overseas Fund Investment Objective and Policies............................  9
Gold Fund Investment Objective and Policies................................ 10
Money Fund Investment Objective and Policies............................... 11
Investment Restrictions.................................................... 13
Implementation of Policies and Risks....................................... 14
Management of the Companies................................................ 19
Capital Stock.............................................................. 21
Dividends, Capital Gains Distributions and Taxes........................... 21
Performance and Yield Information.......................................... 23
Net Asset Value............................................................ 24
How to Purchase Shares..................................................... 24
How to Redeem Shares....................................................... 29
Shareholder Services....................................................... 32
Inquiries.................................................................. 35
Shareholders' Reference Guide.............................................. 36

                                  ------------

     No person has been authorized to give any information or to make any representation not contained in this Prospectus and the Statement of Additional Information and, if given or made, such information or representation must not be relied upon as having been authorized by SoGen Funds, Inc. This Prospectus does not constitute an offer to sell securities in any jurisdiction to anyone to whom it is unlawful to make such offer in such jurisdiction.


                                    FEE TABLE

                                        SoGen              SoGen            SoGen         SoGen
                                    International      International      Overseas       Overseas       SoGen      SoGen
                                         Fund              Fund             Fund           Fund          Gold      Money
                                       Class A            Class I          Class A        Class I        Fund       Fund
                                       -------            -------          -------        -------        ----       ----

Shareholder Transaction Expenses
Maximum Sales Load                      3.75%             None              3.75%          None          3.75%      None
                                        =====             ====              =====          ====          =====      ====
Imposed on Purchases
(as a percentage of public
offering price)

Annual Fund Operating Expenses
(as a percentage of average net
assets)
Management Fees                         0.75%             0.75%             0.75%          0.75%         0.75%      0.15%
12b-1 Fees                              0.25%*            None              0.25%*         None          0.25%*     None
Other Expenses                          0.18%             0.18%             0.22%          0.22%         0.55%      0.60%
                                        -----             -----             -----          -----         -----      -----
Total Fund Operating Expenses           1.18%             0.93%             1.22%          0.97%         1.55%      0.75%**


----------
* 12b-1 fees paid by a Fund may cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under rules adopted by the National Association of Securities Dealers, Inc.
** After investment advisory fee waiver and the effect of earnings credits. Without such waivers and credits, "Total Fund Operating Expenses" would have been 1.01%. As long as this temporary expense limitation continues, it may lower the Fund's expenses and increase its total return.


Example

     An investor in a Fund would pay the following expenses on a $1,000 investment, assuming a 5% annual return, with or without redemption, at the end of each time period:

                          1 Year       3 Years      5 Years       10 Years
                          ------       -------      -------       --------
International Fund
    Class A                $ 49         $ 73         $  99          $ 172
    Class I                $  9         $ 29         $  50          $ 112
Overseas Fund
    Class A                $ 49         $ 74         $ 101          $ 177
    Class I                $ 10         $ 30         $  53          $ 116
Gold Fund                  $ 52         $ 84         $ 117          $ 211
Money Fund                 $  8         $ 23         $  41          $  91


     The information set forth above is to assist an investor in understanding the various costs and expenses to which an investment in a Fund would be subject. "Other Expenses" for the Money Fund have been restated to reflect the expected level of expense reimbursement for the current fiscal year. For further information, see "Management of the Company" and "How to Purchase Shares."


     This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown above. The assumed 5% return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

     Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser, has voluntarily agreed to limit the total expenses of the Money Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Fund's average net assets until July 31, 1999. After July 31, 1999, the expense limitation may be terminated or revised at any time.


                              FINANCIAL HIGHLIGHTS

     The following financial highlights and the related financial statements for each of the years in the nine year period ended March 31, 1998 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is unqualified and appears in the SoGen International Fund, Inc. March 31, 1998 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information and is available without charge from the Company. The financial highlights and the related financial statements for the one year period ended March 31, 1989 have been audited by other auditors whose report thereon dated May 5, 1989 expressed an unqualified opinion. This information should be read in conjunction with the Financial Statements and notes thereto, which also appear in the SoGen International Fund, Inc. Annual Report to Shareholders. As of July 31, 1998, SoGen International Fund Inc. became SoGen International Fund, a separate investment portfolio of SoGen Funds, Inc., pursuant to an Agreement and Plan of Reorganization dated April 27, 1998.


                                                     SoGen International Fund Class A Shares
                     ---------------------------------------------------------------------------------------------------------
                                                           For the Year Ended March 31,
                     ---------------------------------------------------------------------------------------------------------

                        1998      1997       1996      1995       1994      1993       1992     1991(a)     1990      1989
Selected Per Share
  Data
Net asset value,
  beginning of year.    $26.68    $26.09     $23.20    $23.32     $20.12    $18.44     $17.51    $17.71     $17.31    $16.91
                        ------    ------     ------    ------     ------    ------     ------    ------     ------    ------

Income from
  investment
  operations:
Net investment
  income ...........      1.47      1.03       1.06      0.10       0.53      0.64       0.69      0.78       0.64      0.71
Net realized and
  unrealized gains
  on investments....      2.10      1.39       3.37      0.49       3.37      2.02       1.45      0.20       1.48      1.26
                          ----      ----       ----      ----       ----      ----       ----      ----       ----      ----

Total from investment
  operations........      3.57      2.42       4.43      0.59       3.90      2.66       2.14      0.98       2.12      1.97
                          ----      ----       ----      ----       ----      ----       ----      ----       ----      ----

Less distributions:
Dividends from net
  investment income.     (1.36)    (1.09)     (0.81)    (0.15)     (0.47)    (0.64)     (0.84)    (0.71)     (0.71)    (0.80)
Distributions from
  capital gains.....     (1.47)    (0.74)     (0.73)    (0.56)     (0.23)    (0.34)     (0.37)    (0.47)     (1.01)    (0.77)
                         ------    ------     ------    ------     ------    ------     ------    ------     ------    ------

Total distributions.     (2.83)    (1.83)     (1.54)    (0.71)     (0.70)    (0.98)     (1.21)    (1.18)     (1.72)    (1.57)
                         ------    ------     ------    ------     ------    ------     ------    ------     ------    ------

Net asset value,
  end of year.......     $27.42    $26.68     $26.09    $23.20     $23.32    $20.12     $18.44    $17.51     $17.71    $17.31
                         ======    ======     ======    ======     ======    ======     ======    ======     ======    ======

Total return* ......     14.35%     9.48%     19.57%     2.63%     19.50%    14.87%     12.53%     6.03%     12.18%    11.94%

Ratios/Supplemental
  data
Net assets, end of
  year (millions) ..     $4,035    $3,908     $3,033    $1,922     $1,781      $650       $355      $240       $176      $126
Ratios of operating
  expenses to average
  net assets:.........   1.18%**   1.21%**    1.25%**     1.26%      1.28%     1.31%      1.37%     1.30%      1.38%     1.39%

Ratios of net investment
  income to average
  net assets:.........   2.80%**   3.08%**    3.71%**     2.70%      2.34%     3.69%      4.00%     4.84%      4.32%     4.23%
Portfolio turnover
  rate..............     20.63%    12.85%      9.64%    12.96%     23.96%    17.94%     24.25%    24.14%     30.62%    33.05%
Average commission
  rate paid# .......    $0.028     $0.003     $0.013      ----       ----      ----       ----      ----       ----      ----


-----------
*    Does not give effect to deduction of the sales load.
** The ratio of operating expenses to average net assets for the years ended March 31, 1998, 1997 and 1996 would have been 1.19%, 1.21% and 1.25%, respectively, without the effect of earnings credits. The ratio of net investment income to average net assets for the years ended March 31, 1998, 1997 and 1996 would have been 2.80%, 3.08% and 3.71%, respectively, without the effect of earnings credits.
# Average commission rate paid is expressed on a per share basis. Not all commissions are computed on a per share basis; therefore, commissions expressed as a percentage of transactions may be higher. Due to Securities and Exchange Commission disclosure guidelines, average commissions per share are calculated only for the periods subsequent to the year ended March 31, 1995.

     The following financial highlights and the related financial statements for the period from August 31, 1993 to March 31, 1994 and the fiscal years ended March 31, 1995, 1996, 1997 and 1998 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is unqualified and appears in the SoGen Funds, Inc. March 31, 1998 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information and is available without charge from the Company. This information should be read in conjunction with the Financial Statements and notes thereto, which also appear in the SoGen Funds, Inc. Annual Report to Shareholders.




                                                                        SoGen Overseas Fund Class A Shares
                                                       ---------------------------------------------------------------------
                                                          Year         Year         Year         Year         Period From
                                                          Ended        Ended        Ended        Ended        August 31,
                                                         March 31,    March 31,    March 31,    March 31,    1993 to March
                                                           1998         1997         1996         1995         31, 1994
    Selected Per Share Data
    Net asset value, beginning of year............       $13.84       $13.26       $11.65        $11.54          $10.00
                                                         ------       ------       ------        ------          ------

    Income (loss) from investment operations:
       Net investment income (loss)...............         0.88         0.61         0.48          0.14          (0.01)
       Net realized and unrealized gains
       on investments.............................         0.31         0.95         1.74          0.04            1.55
                                                           ----    ---------      -------       -------         -------

       Total from investment operations...........         1.19         1.56         2.22          0.18            1.54
                                                           ----     --------      -------       -------         -------

    Less distributions:
       Dividends from net investment income.......       (0.83)       (0.60)       (0.44)        (0.05)            ----
       Distributions from capital gains...........       (0.68)       (0.38)       (0.17)        (0.02)            ----
                                                        -------     --------     --------      --------       ---------

       Total distributions........................       (1.51)       (0.98)       (0.61)        (0.07)            ----
                                                         ------     --------     --------      --------       ---------

    Net asset value, end of year..................      $ 13.52      $ 13.84      $ 13.26       $ 11.65         $ 11.54
                                                        =======      =======      =======       =======         =======

    Total Return***...............................       10.00%       12.16%       19.47%         1.56%        15.35%++
    Ratios/Supplemental Data
    Net assets, end of year (millions)............       $1,007         $953         $647          $439            $120
    Ratio of operating expenses to average net
          assets..................................      1.22%**      1.27%**       1.37%         1.40%          1.72%*
    Ratio of net investment income to average net
          assets.............Net investment income      2.20%**      2.28%**       3.31%         2.29%        (0.23%)*
    Portfolio turnover rate.......................       22.13%       15.18%        9.46%         3.16%           6.11%
    Average commission rate paid#.................     $0.0177       $0.0207      $0.0190          ----            ----


-----------
*    Annualized.
** The ratios of operating expenses to average net assets and net investment income to average net assets for the year ended March 31, 1998 for SoGen Overseas Fund would have been the same without the effect of earnings credits. The ratio of operating expenses to average net assets and net investment income to average net assets for the year ended March 31, 1997 for SoGen Overseas Fund would have been the same and 2.27%, respectively, without the effect of earnings credits.
++ Total return disclosed for the period ended March 31, 1994 is not annualized. The annualized total return for the period ended March 31, 1994 was 26.40% for SoGen Overseas Fund.
***  Does not give effect to deduction of the sales load.
# Average commission rate paid is expressed on a per share basis. Not all commissions are computed on a per share basis; therefore, commissions expressed as a percentage of transactions may be higher. Due to Securities and Exchange Commission disclosure guidelines, average commissions per share are calculated only for the periods subsequent to the year ended March 31, 1995.


                                                                                 SoGen Gold Fund
                                                       ---------------------------------------------------------------------
                                                          Year         Year         Year         Year         Period From
                                                          Ended        Ended        Ended        Ended        August 31,
                                                         March 31,    March 31,    March 31,    March 31,    1993 to March
                                                          1998         1997         1996         1995         31, 1994
   Selected Per Share Data
   Net asset value, beginning of year............       $10.60       $12.25       $11.28        $11.42          $10.00
                                                        ------       ------       ------        ------          ------

   Income from investment operations:
      Net investment income (loss)...............         0.13         0.26         0.24          0.08          (0.01)
      Net realized and unrealized gains (losses)
      on investments.............................       (3.03)       (1.75)         1.35        (0.10)            1.43
                                                        ------      -------      -------       -------         -------

      Total from investment operations...........       (2.90)       (1.49)         1.59        (0.02)            1.42
                                                        ------      -------      -------       -------         -------

   Less distributions:
      Dividends from net investment income.......       (0.39)       (0.14)       (0.35)        (0.04)            ----
      Distributions from capital gains...........         ----       (0.02)       (0.27)        (0.08)            ----
                                                      --------     --------     --------      --------        --------

      Total distributions........................       (0.39)       (0.16)       (0.62)        (0.12)            ----
                                                        ------     --------     --------      --------        --------

   Net asset value, end of year..................        $7.31      $ 10.60      $ 12.25       $ 11.28         $ 11.42
                                                         =====      =======      =======       =======         =======

   Total Return***...............................     (27.23%)     (12.21)%       14.81%       (0.14)%        14.15%++
   Ratios/Supplemental Data
   Net assets, end of year (millions)............          $31          $53          $63           $51             $22
   Ratio of operating expenses to average net
         assets..................................      1.50%**      1.45%**        1.41%         1.46%          2.27%*
   Ratio of net investment income to average net
         assets.............Net investment income      1.52%**      1.20%**        1.29%         0.79%        (0.32%)*
   Portfolio turnover rate.......................       11.20%       16.83%       22.40%        11.56%           4.55%
   Average commission rate paid#                        $0.013      $0.0009      $0.0002          ----            ----

-----------
*    Annualized.
** The ratios of operating expenses to average net assets and net investment income to average net assets for the year ended March 31, 1998 for SoGen Gold Fund would have been 1.56% and 1.46%, respectively, without the effect of earnings credits. The ratio of operating expenses to average net assets and investment income to average net assets for the year ended March 31, 1997 for SoGen Gold Fund would have been 1.46% and 1.19%, respectively, without the effect of earnings credits.
++ Total return disclosed for the period ended March 31, 1994 is not annualized. The annualized total return for the period ended March 31, 1994 was 24.34% for SoGen Gold Fund.
***  Does not give effect to deduction of the sales load.
# Average commission rate paid is expressed on a per share basis. Not all commissions are computed on a per share basis; therefore, commissions expressed as a percentage of transactions may be higher. Due to Securities and Exchange Commission disclosure guidelines, average commissions per share are calculated only for the periods subsequent to the year ended March 31, 1995.


                                                                                 SoGen Money Fund
                                                       ---------------------------------------------------------------------
                                                          Year         Year         Year         Year         Period From
                                                          Ended        Ended        Ended        Ended        August 31,
                                                         March 31,    March 31,    March 31,    March 31,    1993 to March
                                                           1998         1997         1996         1995         31, 1994
    Selected Per Share Data
    Net asset value, beginning of year............        $1.00        $1.00        $1.00         $1.00           $1.00
                                                         ------       ------       ------         -----          ------

    Income from investment operations:
       Net investment income (loss)...............         0.05         0.05         0.05          0.04            0.01
       Net realized and unrealized gains
       on investments.............................         ----         ----         ----          ----            ----
                                                         ------       ------       ------        ------          ------

       Total from investment operations...........         0.05         0.05         0.05          0.04            0.01
                                                         ------       ------       ------        ------          ------

    Less distributions:
       Dividends from net investment income.......       (0.05)       (0.05)       (0.05)        (0.04)          (0.01)
       Distributions from capital gains...........         ----         ----         ----          ----            ----
                                                         ------       ------       ------        ------          ------

       Total distributions........................       (0.05)       (0.05)       (0.05)        (0.04)          (0.01)
                                                         ------       ------       ------        ------          ------

    Net asset value, end of year..................       $ 1.00       $ 1.00       $ 1.00        $ 1.00          $ 1.00
                                                         ======       ======       ======        ======          ======

    Total Return..................................        4.97%        4.61%        5.03%         4.13%         1.25%++
    Ratios/Supplemental Data
    Net assets, end of year (millions)............          $19          $13           $8           $10              $6
    Ratio of operating expenses to average net
          assets..................................       0.75%+       0.75%+       0.75%+        0.75%+         0.75%*+
    Ratio of net investment income to average net
          assets.............                            4.92%+       4.63%+       4.98%+        4.14%+         2.18%*+

-----------
*    Annualized.
+ Without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp., the ratio of operating expenses to average net assets for SoGen Money Fund for the years ended March 31, 1998, 1997, 1996, 1995 and for the period ended March 31, 1994 would have been 1.01%, 1.14%, 0.97%, 1.55% and 4.00%, respectively. On the same basis, the ratio of net investment income to average net assets for the years ended March 31, 1998, 1997, 1996, 1995 and for the period ended March 31, 1994 would have been 4.66%, 426%, 4.76%, 3.34% and (1.07%), respectively.
++ Total return disclosed for the period ended March 31, 1994 is not annualized. The annualized total return for the period ended March 31, 1994 was 2.14% for SoGen Money Fund.

                           ORGANIZATION OF THE COMPANY

     The Company is an open-end management investment company incorporated under the laws of Maryland in May 1993. The Company has four portfolios, SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (referred to herein as the "International Fund," "Overseas Fund," "Gold Fund" and "Money Fund," respectively). Each Fund is a separate, diversified portfolio of assets and has a different investment objective which it pursues through separate investment policies, as described below. The difference in objectives and policies among the Funds affects the degree of risk and return of each Fund.

              INTERNATIONAL FUND INVESTMENT OBJECTIVE AND POLICIES

     The International Fund's investment objective is to provide long-term growth of capital. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear in some instances to offer potential for long-term growth of capital. When deemed appropriate by the Fund's investment adviser or for short-term investment or defensive purposes, the Fund may hold up to 100% of its assets in short-term debt instruments including commercial paper and certificates of deposit.

     The foregoing investment objective is part of the fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (defined by the Investment Company Act of 1940 as (i) 67 percent or more of the voting securities present at a meeting of stockholders, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50 percent of the outstanding voting securities of such company, whichever is less).

                 OVERSEAS FUND INVESTMENT OBJECTIVE AND POLICIES

     The Overseas Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. The Fund particularly seeks companies that have growth potential, financial strength and stability, strong management and fundamental value. However, the Fund may invest in companies that do not have all of these characteristics.

     The Fund may invest in securities traded in mature markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (Mexico and Indonesia, for example). A list of the mature and emerging markets in which the Fund may invest is included in the Statement of Additional Information under "Investment Policies, Techniques and Risks--Foreign Securities." There are no limits on the Fund's geographic asset distribution, but the Fund ordinarily invests in at least three countries outside the United States.

     The equity securities in which the Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The Fund may purchase foreign securities in the form of sponsored or unsponsored American Depository Receipts (ADRs),

Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) or other securities representing underlying shares of foreign issuers. The Fund may also invest in any other type of security, including up to 20% of its total assets in debt securities. Such debt securities may include lower-rated securities, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category. Under normal market conditions, the Fund invests at least 75% of its total assets, taken at market value, in foreign securities. The Fund may also invest in "structured securities" in which the value is linked to the price of an underlying instrument.

                   GOLD FUND INVESTMENT OBJECTIVE AND POLICIES

     The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) consisting of issuers engaged in gold operations, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. Up to 35% of the Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to the precious metals industry where the investment adviser believes such securities are consistent with the Fund's investment objective.

     The Fund's investment adviser is of the belief that a gold-based investment medium will, over the medium term, protect capital from adverse monetary and political developments of a national or international nature and may offer better opportunity for capital growth than many other forms of investment. Investments in gold may provide more of a hedge against currencies with declining buying power, devaluation and inflation than other types of investments. In those periods when investments in gold and gold-related securities appreciate in value relative to the U.S. dollar, the Fund's investments may serve to offset erosion in the purchasing power of the U.S. dollar.

     As indicated, the investment adviser is of the belief that the price of gold and gold-related securities generally are likely to experience significant appreciation in the relatively near future. If, however, this expected bull market in gold-related securities does not develop or if it does but the investment adviser should conclude that any price appreciation that occurs is not likely to continue, the investment adviser expects that it will recommend to the Company's Board of Directors that the Company seek the vote of the Gold Fund's shareholders to liquidate the Gold Fund. Liquidation would involve the sale of all of the Gold Fund's assets, followed by the distribution of the proceeds, less accrued liabilities, to shareholders. The decision to recommend liquidation will not, however, affect the right of Gold Fund shareholders to redeem their shares or to exchange their shares for shares of the Money Fund, the International Fund or the Overseas

Fund, in the latter two cases without payment of any additional sales charge. Potential investors should carefully weigh the consequences of investing in, and paying the related sales charge for, a fund that may have a limited term from the date of this Prospectus.

     The Fund anticipates that it will normally invest in common stocks and securities convertible into common stocks, such as convertible preferreds, convertible debentures and sponsored or unsponsored American Depository Receipts
(ADRs),  Global  Depository  Receipts  (GDRs) and European  Depository  Receipts
(EDRs) for those securities, all of which may be traded on a securities exchange or over-the-counter. The Fund may invest up to 20% of its total assets in debt securities, including lower-rated securities, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by S&P or Ba or lower by Moody's and securities that are not rated). There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category. The market performance of non-convertible debt securities of companies engaged in mining and processing gold can be expected to be comparable to that of other debt obligations of similar quality and generally will not react to fluctuations in the price of gold. An investment in the debt instruments of gold-related companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investment in equity securities of companies engaged in such activities. Investment in such debt securities can serve to reduce the risk of fluctuation in net asset value of a portfolio composed primarily of gold-related equity investments. The Fund may also invest in "structured securities" in which the value is linked to the price of an underlying instrument.

     Because of the Fund's policy of investing primarily in securities of companies engaged in gold mining, processing, dealing in or holding gold and other precious metals, a substantial part of the Fund's assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries. (See "Implementation of Policies and Risks.")

                  MONEY FUND INVESTMENT OBJECTIVE AND POLICIES

     The Money Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund pursues its objective by investing exclusively in the following types of U.S. dollar-denominated money market instruments which mature in 397 days or less and which the Fund's investment adviser has determined to present minimal credit risk:

     1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

     2. Commercial paper rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, Duff 2 or higher by Duff & Phelps, Inc. ("Duff"), or F-2 or higher by Fitch Investors Service, Inc. ("Fitch"); commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated Aa or higher by Moody's, AA or higher by S&P, AA or higher by Duff, or AA or higher by Fitch where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue;

          investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's, AA by S&P, Duff or Fitch; and other similar securities which, if unrated by Moody's, S&P, Duff or Fitch, are determined by the Fund's investment adviser, using guidelines approved by the Board of Directors, to be at least equal in quality to one or more of the above referenced securities. Notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are accorded the second highest rating by the requisite number of nationally recognized statistical rating organizations. (For a description of the ratings, see "Appendix -- Ratings of Investment Securities" in the Statement of Additional Information.)

     3. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above.

     To the extent that the Fund purchases Eurodollar certificates of deposit, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

     The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker/dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed 397 days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's investment adviser to be creditworthy.

     The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors, like the Fund, through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment adviser will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. Investment in Section 4(2) paper could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

     The Fund may invest in asset-backed securities, i.e., securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Fund will be subject to the same quality requirements as other securities purchased by the Fund.


     Change of Objective. The investment objective of Overseas Fund, Gold Fund or Money Fund may be changed by the Board of Directors without shareholder approval. If there were such a change, each shareholder should consider whether a Fund would remain an appropriate investment in light of his or her then current financial position and needs. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.


                             INVESTMENT RESTRICTIONS

     The Funds have adopted the following investment restrictions (not including the percentage of the International Fund's assets that may be invested in short-term debt instruments for short-term defensive purposes) that may not be changed without shareholder approval. Among other restrictions, each Fund will not:

     1. With respect to 75% of its total assets, invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in U.S. government obligations, or acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer;

     2. Borrow money, except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;


     3. (International Fund) -- Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities and, under the circumstances described below, certificates of deposit and other short-term bank instruments. In fact, the Fund intends to diversify its investments among various issuers and industries and will not purchase certificates of deposit or other short-term bank instruments, except to the extent deemed appropriate for the short-term investment of cash or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States

     4. (Overseas Fund, Gold Fund and Money Fund) -- Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry (other than U.S. Government Securities), except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry and the Money Fund may concentrate its investments in U.S. bank obligations; or branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

     A complete description of the Funds' investment restrictions is included in the Statement of Additional Information. Unless otherwise stated, each Fund's investment restrictions and policies may be changed by the Board of Directors without a vote of shareholders.

                      IMPLEMENTATION OF POLICIES AND RISKS

     In addition to the investment policies described above (and subject to certain restrictions described herein), the Funds may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Funds' Statement of Additional Information.

     Because the Funds' investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the Funds' stated objectives will be realized. SGAM Corp. will seek to minimize these risks through professional management and investment diversification. The value of shares of the International Fund, the Overseas Fund and the Gold Fund when sold may be higher or lower than when purchased. Although the Money Fund is designed to maintain a stable share price of $1.00, there can be no assurance that the Fund will be able to do so.

International Fund.

     Commodity Linked Securities. The International Fund may invest up to 5% of its net assets in structured notes and/or preferred stock, the value of which is linked to the price of gold or other commodities. Such structured securities have different characteristics and risks than other types of securities in which the Fund may invest. For example, not only the coupon and/or dividend but also the redemption amount may be increased or decreased depending on the change in the price of the referenced commodity. See "Commodity Linked Securities" in the Statement of Additional Information for further information.

Gold Fund.

     Fluctuations in the Price of Gold. Due to the Gold Fund's policy of concentrating its investments in gold and other precious metal-related issuers, investment in the Fund's shares involves special considerations, including changes in U.S. or foreign tax, currency or mining laws and increased environmental costs. The price of gold has been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund's investments in such securities may also be affected. Gold-related investments as a group have performed less well than the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable.

Money Fund.

     Variable Rate Securities. The Money Fund may invest in instruments having rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rates of Variable Rate Securities ordinarily are determined by reference to, or are a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuations in the market values of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. The Fund will determine the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument. Under such rules, the maturity date of Variable Rate Demand Securities may be considered to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Investment Policies Applicable to More Than One Fund.

     The following additional investment policies are applicable to more than one Fund and supplement those set forth above for the Funds.

Policies Applicable to All Funds:

     Foreign Investments. The International Fund, the Overseas Fund and the Gold Fund provide investors with an opportunity to place a portion of their assets in a diversified portfolio of foreign securities. In addition, the Money Fund may invest in U.S. dollar-denominated high quality foreign debt securities. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. International investing allows investors to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

     Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities and other positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (see "Currency Exchange Transactions" below), involve certain risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; changes in exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

     Investing in countries outside the United States entails political risk. There exists the possibility of restrictions on foreign investors, expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, or other adverse political or social developments that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders and investors. Enforcement of existing regulations has been extremely limited.

     Since the Money Fund will invest only in U.S. dollar-denominated securities, the return on its shares will not be subject to the risk of adverse changes in the exchange rates between the U.S. dollar and foreign currencies. In addition, the Money Fund does not intend to invest in the securities markets of emerging countries.


     Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Money Fund and the International Fund) in illiquid securities, including securities acquired in private placements. Because an active trading market for such securities may not exist, the sale of such securities may be subject to delay and additional costs. Time deposits and repurchase agreements maturing in more than seven days are considered to be illiquid. A Fund, subject to the limitations for illiquid investments stated above, may purchase securities that have been privately placed but that are not eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That rule permits certain qualified institutional buyers, such as the Funds, to trade in private placed securities that have not been registered for sale under that Act. Rule 144A securities may or may not be liquid depending on guidelines established by the Board of Directors. See "Illiquid Securities" in the Statement of Additional Information.



Policies  Applicable to the  International  Fund, the Overseas Fund and the Gold
Fund:

     Currency Exchange Transactions. A Fund may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of its portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange transaction may be conducted either on a spot (i.e. cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker/dealers, are not exchange-traded and are usually for less than one year, but may be renewed. Currency exchange transactions may involve currencies of the different countries in which a Fund may invest. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

     Investments in Debt Securities. Each of the International Fund, the Overseas Fund and the Gold Fund may invest up to 20% (up to 100% in the case of the International Fund) of its total assets in debt securities that are below investment grade quality. The Funds may also invest in debt securities which are in default. "Investment grade" debt securities are those rated within the four highest ratings categories of S&P or Moody's or, if unrated, determined by the Fund's investment adviser to be of comparable quality. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

     Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be medium grade and to have speculative characteristics. Debt securities that are unrated, are considered by SGAM Corp. to be equivalent to below investment grade (often referred to as "junk bonds"). On balance, debt securities that are below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. (For additional information on these debt securities see "Lower-Rated Debt Securities" in the Statement of Additional Information.)

     Expenses. The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in each Fund is an efficient way for an individual to participate in foreign markets, but its expenses, including advisory and custody fees, are higher than the expenses of a typical mutual fund that invests in domestic equities.

Policies Applicable to the Overseas Fund, the Gold Fund and the Money Fund:

     "When-Issued" or "Delayed Delivery" Securities. The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received.

     Securities purchased on a when-issued or delayed delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

Policies Applicable to the International Fund and the Overseas Fund:

     Investment in Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The International Fund and the Overseas Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. The Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and "qualified purchaser" investment companies.

     Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund's investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

Policies Applicable to the Overseas Fund and the Gold Fund:

     Structured Securities. The Overseas Fund and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of an underlying instrument. Structured securities have different characteristics and risks than other types of securities in which the Funds may invest. For example, the coupon, dividend and/or redemption amounts may be increased or decreased depending on the change in the value of an underlying instrument. See "Structured Securities" in the Statement of Additional Information for further information.

     Temporary Strategies; Cash Reserves. The Overseas Fund and the Gold Fund each has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, SGAM Corp. may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. Most or all of a Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                            MANAGEMENT OF THE COMPANY

Board of Directors.

     The business and affairs of the Company are managed under the direction of its Board of Directors.

Investment Adviser.


     The Company's portfolios are managed by SGAM Corp., 1221 Avenue of the Americas, New York, New York 10020. SGAM Corp. is a registered investment adviser which is indirectly owned by Societe Generale, one of France's largest banks. Jean-Marie Eveillard, President and Director of the Company, is primarily responsible for the day-to-day management of the Company's investment portfolios. Mr. Eveillard has been a Director and President or Executive Vice President of SGAM Corp. since prior to 1993.


     SGAM Corp. furnishes investment advice to the Funds consistent with each Fund's stated investment objective and policies. SGAM Corp. also furnishes the Company with office space and certain facilities and services required for its business and pays any compensation and expenses of the officers of the Company.

     For these services and facilities, each Fund pays SGAM Corp. a fee, paid as indicated, at an annual rate of the average daily net assets of that Fund as follows:

     International Fund.........        1.00% of the first $25 million and
                                        0.75% of the excess over $25 million
     Overseas Fund..............        0.75%
     Gold Fund..................        0.75%
     Money Fund.................        0.40%

     Advisory fees are paid monthly, except that the advisory fees for the International Fund are paid quarterly. The annual fee rates listed above for the International Fund, Overseas Fund and Gold Fund are higher than the rate of fees paid by most United States mutual funds that invest in domestic equity securities. The Company believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities. For the fiscal year ended March 31, 1998, the International Fund, Overseas

Fund, old Fund and Money Fund paid advisory fees equal to 0.75%, 0.75%, 0.75% and 0.40%, respectively, of their average daily net asset values, and each of the Funds' total expenses, including the advisory fee, equaled 1.18%, 1.22%, 1.55% and 0.75%, respectively, of their average daily net asset values.

Year 2000.


     Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by SGAM Corp., SG Cowen Securities Corporation ("SG
Cowen"), the Funds' principal underwriter or other service providers to the Funds do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." SGAM Corp. and SG Cowen are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and are taking steps to obtain reasonable assurances that comparable steps are being taken by the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

     The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. In this regard, the Funds occasionally invest in issuers located in emerging markets. Such issuers may not be applying the same diligence to the Year 2000 Problem as are issuers in more mature markets. The Funds are unable to predict what impact, if any, the Year 2000 Problem will have on the issuers of securities held in the Funds' portfolios.


Portfolio Transactions.

     SGAM Corp. selects the brokers and dealers which execute orders for the purchase and sale of each Fund's portfolio securities. SGAM Corp. seeks to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities prices, taking into account a number of largely judgmental considerations. Consistent with the foregoing, portfolio transactions may be executed by brokers affiliated with Societe Generale so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, subject to the consideration of best price and execution and to applicable regulations, SGAM Corp. may consider sales of the Funds' shares as a factor in the selection of brokers to execute portfolio transactions.

Principal Underwriter.


     The Funds' shares are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by the Funds' principal underwriter, SG Cowen, 1221 Avenue of the Americas, New York, New York 10020. SG Cowen is a registered broker-dealer and an affiliate of Societe Generale.


Transfer Agent and Dividend Disbursing Agent.

     DST Systems, Inc. ("DST"), P.O. Box 419324, Kansas City, Missouri, 64141-6324, serves as transfer agent and dividend disbursing agent for each of the Funds.

                                  CAPITAL STOCK

     The authorized capital stock of SoGen Funds, Inc. consists of 3 billion shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been designated as Class A shares of the International Fund, 250,000,000 shares have been designated as Class I shares of the International Fund,150,000,000 shares have been designated as Class A shares of the Overseas Fund, 150,000,000 shares have been designated as Class I shares of the Overseas Fund, 200,000,000 shares have been designated as shares of the Gold Fund and 2,000,000,000 shares have been designated as shares of the Money Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights and are freely transferable.

     The Board of Directors is authorized to reclassify and issue any unissued shares of the Funds without shareholder approval. Accordingly, in the future, the Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act of 1940 and Maryland law.

     Pursuant to its By-Laws, the Company does not generally hold annual meetings of shareholders. Shareholder meetings, however, will be held when required by the Investment Company Act of 1940 or Maryland law, or when called by the Chairman of the Board, the President or shareholders owning at least 10% of the outstanding shares of a Fund. The cost of any such notice and meeting will be borne by the individual Fund for which the meeting was called.


     Each share of common stock of the International Fund, Overseas Fund, Gold Fund and Money Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act of 1940 or when a matter affects the interests of each Fund in a different way, in which case the shareholders of each Fund vote separately by class. If the Directors determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Approval of the investment advisory contracts and the distribution plan and agreement are matters to be determined separately by each Fund.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     The Money Fund intends to declare a dividend of its net investment income daily and pays such dividends monthly. The Money Fund intends to distribute net realized capital gains, if any, at least annually.

     It is the policy of the International Fund, Overseas Fund and Gold Fund to make periodic distributions but no less than annual distributions of net investment income and net realized capital gains, if any. Unless a shareholder otherwise elects income dividends and capital gains distributions will be reinvested in additional shares of the Funds at net asset value per share calculated as of the payment date. The Funds pay both income dividends and capital gains distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of the International Fund, Overseas Fund and Gold Fund will be reduced by the amount of such payment. The net asset value per share of the Money Fund is expected, however, to remain constant at $1.00 per share.

     Each Fund intends to qualify and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits, although foreign source income received by a Fund may be subject to foreign withholding taxes.

     Shareholders normally will be taxed on the dividends and capital gains distributions they receive from a Fund whether received in additional shares or cash. Dividend payments representing taxable net investment income and any net short-term capital gains will be taxable as ordinary income. If any portion of the income of a Fund consists of dividends received from U.S. corporations, a portion of the dividends paid by such Fund may qualify for the dividends-received deduction available to corporate shareholders. Distributions of any net long-term capital gain designated as capital gains distributions will be taxable to individual shareholders at a maximum 20% capital gains rates, regardless of how long they have held their shares. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced federal tax rates, generally depending upon the shareholder's holding period for the shares.

     Information regarding the tax status of income dividends and capital gains distributions will be sent to shareholders by January 31 of each year.

Backup Withholding.

     The Funds are generally required by the Internal Revenue Service ("IRS") to withhold 31% of the amount of taxable interest, dividends, and capital gains distributions and (except in the case of the Money Fund) redemption proceeds paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, a U.S. shareholder must certify on the New Account Application or on a separate Form W-9 that their Social Security or Taxpayer Identification Number is correct and that he is exempt from, or is not currently subject to, backup withholding. A non-U.S. shareholder is generally subject to this 31% withholding on interest, dividends and capital gains distributions and redemption proceeds unless he certifies on the New Account Application or on a separate Form W-8 that he is a non-resident alien and is not engaged in a trade or business in the United States regarding his Fund shares.

Non-United States Shareholders.

     Under current U.S. law, the Funds will ordinarily be obligated to withhold 30% of any ordinary income dividend payments to non-U.S. shareholders unless a tax treaty exists between the U.S. and the shareholder's country of residence which provides for withholding on a different basis. Non-U.S. shareholders may incur a U.S. estate tax liability if they die owning a Fund's shares. Such shareholders should consult their tax advisers as to the tax liability they may incur to the United States as a result of owning a Fund's shares and as to the availability of any credits against taxes payable to their own countries for taxes paid to the United States.

     The foregoing information is intended for general information only. Fund distributions also may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Fund.

                        PERFORMANCE AND YIELD INFORMATION

International Fund, Overseas Fund and Gold Fund.

     From time to time each of the International Fund, Overseas Fund and Gold Fund may illustrate in sales literature and advertisements its cumulative total return and its average annual total return. A cumulative total return reflects a Fund's performance over a stated period of time based on an assumed initial investment. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's returns, a prospective investor should recognize that they are not the same as actual year-by-year results. Both types of total return will be calculated assuming the deduction of the maximum sales commission of 3.75% for the Class A shares and the reinvestment of all income dividends and capital gain distributions. A Fund's performance figures will be based on historical results and are not intended to indicate future performance.

Money Fund.


     From time to time quotations of the Money Fund's "current yield" and "effective yield" may be included in advertisements and communications to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net income generated by an investment in the Fund over a specified seven-day period. This income is then "annualized," i.e., the amount generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. "Current yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. The Fund may include in its advertisements and communications to shareholders total return quotations which include unrealized gains and losses.

Performance Ratings.

     From time to time the Funds may discuss in sales literature and advertisements, their performance ratings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc. or by publications of general interest such as Business Week or Money.

                                 NET ASSET VALUE

     Each Fund's net asset value per share is computed as of the close of trading on the New York Stock Exchange ("NYSE") on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

     In the case of the International Fund, Overseas Fund and Gold Fund, portfolio securities are valued primarily based on market quotations where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. In the case of the Money Fund, portfolio securities are valued at their amortized cost, which approximates market value, subject to guidelines and procedures established by the Board of Directors in accordance with applicable SEC regulations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company.

                             HOW TO PURCHASE SHARES

     The minimum initial and subsequent investment amounts generally required for each Fund and each class of shares within a Fund are listed in the table below:

                                   Minimum
                          Initial Investment Amount
                              Needed to Open an           Minimum Subsequent
                                    Account               Investment Amount
                                   --------               -----------------
International Fund

     Class A                     $1,000                      $100
     Class I*                    $1 million                  $100
Overseas Fund
     Class A                     $1,000                      $100
     Class I*                    $1 million                  $100
Gold Fund                        $1,000                      $100
Money Fund                       $10,000                     $100

------------
* The current net asset value of a shareholder's account in any class of any of the SoGen Funds may qualify for purposes of meeting the initial minimum investment amount for the International Fund Class I shares and the Overseas Fund Class I shares.



     The Automatic Investment Program and Automatic Exchange Program each require a minimum initial investment of $100 per Fund (see "Shareholder Services") and an account with the Money Fund that is opened by an exchange (see "Shareholder Services - Exchange Privilege") requires a minimum investment of $1,000. "Starter" checks and third-party checks will not be accepted for purposes of opening a new account. The Funds reserve the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Fund employees and directors and officers of SGAM Corp. A Fund's shares may be purchased through authorized dealers or through SG Cowen, the Funds' principal underwriter. A completed and signed application is required for the initial account opened with the Funds. If there is no application accompanying this Prospectus, please call (800) 334-2143 to obtain one.


     The principal underwriter reserves the right to limit the purchase of a Fund's shares when it is in the best interest of the Fund.

Purchases Through Dealers.

     Investors may purchase a Fund's shares through selected securities dealers with whom SG Cowen has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please contact SG Cowen at (212) 278-5800. Authorized dealers and financial service firms may charge the investor a transaction fee in addition to the applicable sales load.

     Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to SG Cowen, the Funds' principal underwriter.

Purchases Through SG Cowen.

     Shares of a Fund may be purchased through SG Cowen by mailing a check made payable to The SoGen Funds along with the completed New Account Application to The SoGen Funds, c/o DST, P.O. Box 419324, Kansas City, MO 64141-6324. Shares may also be purchased through SG Cowen by Automated Clearing House ("ACH") transfer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds. See "Shareholders' Reference Guide" at the back of this Prospectus for wiring instructions.

Public Offering Price.

     The public offering price at which transactions will be effected will be equal to the net asset value per share plus, in the case of the International Fund Class A shares, the Overseas Fund Class A shares and the Gold Fund shares, a sales charge as described below. The net asset value per share of the Money
Fund is expected to remain constant at $1.00 per share. Orders for shares received by DST prior to the close of trading on the NYSE, or orders received by dealers prior to such time and transmitted to SG Cowen prior to the latter's close of business, will be effected based on the net asset value determined as of the close of trading on the NYSE that day. Net asset value per share is calculated as set forth in the section of this Prospectus entitled "Net Asset Value." Class I shares and shares of the Money Fund are not subject to sales charges. The sales charges currently in effect are as follows:

Investment Amounts
------------------

                                                                             Sales Charge           Dealer
                                                                             Expressed as         Discount as
                                                     Sales Charge as          Approximate         Percent of
                                                    Percent of Public        Percent of Net         Public
                                                      Offering Price        Amount Invested      Offering Price
                                                      --------------       ----------------      --------------

Less than $25,000                                         3.75%                 3.90%                3.35%
$25,000 or more but less than $50,000                     3.25%                 3.35%                2.85%
$50,000 or more but less than $100,000                    2.75%                 2.83%                2.35%
$100,000 or more but less than $500,000                   2.00%                 2.04%                1.60%
$500,000 or more but less than $1,000,000                 1.00%                 1.01%                0.80%
$1,000,000 and over                                       0.00%                 0.00%                0.00%


     Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

     SG Cowen reallows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over the dealer discounts. SG Cowen may from time to time reallow the entire sales load, and may provide additional promotional incentives, to dealers selling a Fund's shares. Such additional promotional incentive may include financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.


     SGAM Corp. may from time to time pay a concession to a dealer which employs a registered representative whose client invests in a Fund. Such amount will be paid from the resources of SGAM Corp.

Reducing the Sales Charge.

     As shown in the table above, the size of the total investment in a Fund will affect the sales charge. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his dealer, SG Cowen or DST of the applicability of one of the following:

     Aggregation. The investment schedule above applies to the total amount being invested by any "person," which term includes an individual, his spouse, parents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time, may combine these investments into a single transaction in order to reduce the applicable sales charge. Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.

     Concurrent Purchases. The sales load associated with an investment may be reduced by combining concurrent purchases of the International Fund Class A shares, the Overseas Fund Class A shares and the Gold Fund shares and shares of other funds advised by SGAM Corp., offered subsequent to the date of this Prospectus subject to a sales load ("SoGen Load Funds"), by any "person," as described above in "Aggregation." The concurrent purchase discount does not apply to purchases of the International Fund Class I shares, the Overseas Fund Class I shares and the Money Fund shares. The applicable sales load will be based on the total dollar amount of the investment in shares of two or more SoGen Load Funds that are concurrently purchased.


     Rights of Accumulation. A Fund's shares may be purchased at a reduced sales charge by a "person" (as defined above in "Aggregation") who is already a shareholder by taking into account not only the amount then being invested, but also the current net asset value of the shares of any SoGen Load Fund already held by such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his dealer, SG Cowen or DST at the time of purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse, parents or children and the specific relationship of each such other person to the investor.

     Letter of Intention. A person (as defined above in "Aggregation") may also qualify for a reduced sales charge by completing the Letter of Intention (the "Letter") contained in the New Account Application or a form for this purpose which may be obtained by contacting the Funds at (800) 334-2143. This enables the investor to aggregate purchases of shares of any SoGen Load Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any SoGen Load Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his dealer, SG Cowen or DST that a Letter is on file along with all account numbers associated with the Letter.


     The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Company may cancel the arrangement at will.


     Sales at Net Asset Value. International Fund Class A shares, Overseas Fund Class A shares and Gold Fund shares may be sold at net asset value (i.e., without a sales charge) (i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Shares of the Funds may also be sold at net asset value to current officers, directors and employees of the Companies, SGAM Corp., SG Cowen, U.S. branches and affiliates of Societe Generale, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue shares at net asset value in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of shares at net asset value described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to SG Cowen or DST at the time of purchase on a form for this purpose as available from the Funds.


Reinstatement Privilege.

     In addition, an investor is entitled to a one-time per account privilege to reinvest in any SoGen Load Fund, the proceeds of a full or partial redemption of shares from a SoGen Load Fund at the then applicable net asset value without payment of a sales charge. To exercise this privilege the investor must submit to SG Cowen or DST, within 60 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any SoGen Load Fund to an IRA or other tax qualified retirement plan account in any SoGen Load Fund without payment of a sales charge. Such a transfer involves a redemption of a Fund's shares and a reinvestment of the proceeds and, hence, may involve a taxable transaction for income tax purposes.


     Reinstatement will not prevent recognition of a gain realized on the redemption, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the reinstatement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.

Bookshare Account Plan.

     To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders directly registered with a Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a shareholder's book account. After any purchase, a confirmation is mailed to the shareholder indicating the amount of full and fractional shares purchased, the price per share and a statement of his account. Beginning on July 31, 1998, stock certificates will not be issued for the shares of any Fund.


Conditions of Purchase.

     The Company and SGSC each reserves the right to refuse any order for purchase of shares and to cancel any purchase due to nonpayment. Share purchases are not binding on the Company or SGSC until they are confirmed by DST as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his check or ACH transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof.

Rule 12b-1 Plan  (International  Fund  Class A,  Overseas  Fund Class A and Gold
Fund).


     The International Fund (on behalf of its Class A shares), Overseas Fund (on behalf of its Class A shares) and Gold Fund have each adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each Fund may pay SG Cowen a quarterly distribution related fee at an annual rate not to exceed 0.25% of the average daily net asset value attributable to the participating class of shares. SG Cowen is obligated to use the amounts received under the Plan for payments to qualifying dealers (not to exceed 0.25% of the average daily net asset value of accounts of participating classes originated by such dealers) for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. SG Cowen bears distribution expenses to the extent they are not covered by payments under the Plan. Any distribution expenses incurred by SG Gowen in any fiscal year of a Fund which are not reimbursed from payments under the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year. Class I shares and shares of the Money Fund do not participate in the Plan and are not charged with any portion of the payments made under the Plan.


                              HOW TO REDEEM SHARES

     Shareholders have the right to redeem all or any part of their shares of a Fund for cash at the net asset value next computed after receipt of the redemption request in proper form as further described below. Neither the Company nor SG Cowen currently charges a fee or commission upon the redemption of a Fund's shares. Shareholders may redeem either through authorized dealers, through SG Cowen or by telephone. Shares held in the dealer's "street name" must be redeemed through the dealer.

Redemptions Through Dealers.

     Shareholders who have an account with an authorized dealer may submit a redemption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to SG Cowen. Dealers may impose a charge for handling redemption transactions placed through them and may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions Through SG Cowen.

     Shareholders may redeem their Fund shares through SG Cowen by transmitting written redemption instructions to The SoGen Funds, c/o DST, P.O. Box 419324, Kansas City, MO 64141-6324.


Redemptions by Telephone.


     Unless contrary instructions are elected in the New Account Application or Special Options Form, shareholders may redeem a Fund's shares in non-retirement accounts by telephone by calling DST at (800) 334-2143. Telephone redemption requests received prior to the close of business on the NYSE on any Fund business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. Such requests must be in writing accompanied by a signature guarantee. Shareholders who would like to change wiring instructions should send written notification, signed by all of the account's registered shareholders and accompanied by a signature guarantee, to DST at the address listed above. (See "Redemption Price" below for acceptable guarantors. See "Receiving Redemption Proceeds" below for change of address procedures.) There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire; however, a fee will be deducted from proceeds sent by bank wire. Telephone redemption privileges may be difficult to implement and may be modified or suspended without notice during periods of drastic economic or market changes. DST has instituted procedures it believes are reasonably designed to ensure that redemption instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. DST will require a form of personal identification prior to acting upon telephone instructions, will provide a written confirmation of such transaction and will record a shareholder's instructions. Telephone redemption privileges may be modified or terminated at any time by the company upon written notice to shareholders.


Redemption Price.

     Orders to redeem shares received in proper form by DST prior to the close of trading on the NYSE, or redemption orders received by dealers prior to such time and transmitted to SG Cowen prior to the latter's close of business, will be effected at the net asset value determined as of the close of trading on the NYSE that day.

     Redemption requests must meet all the following requirements to be considered in proper form:

     1. Written and signed instructions from the registered owner(s) must be received by DST (except for telephone redemptions).

     2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is required for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated by the shareholder. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the shareholder. Any one of the following guarantors is normally acceptable: (a) a commercial bank or trust company; (b) a member firm of a domestic stock exchange; (c) a foreign branch of any institution included in paragraph (a) or (b); (d) a national securities exchange; or (e) a savings association. Guarantees from a notary public are not acceptable.

     3. All certificates, if any, to be redeemed must be received by DST in negotiable form.

     4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.

Receiving Redemption Proceeds.


     Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form, but the Company may suspend the right of redemption and postpone payment during any period when (i) trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission ("SEC") has by order permitted such suspension, or (iii) an emergency, as defined by the rules of the SEC, exists, making disposal of portfolio securities or determination of a Fund's net asset value not reasonably practicable.


     The Funds will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to fifteen days. Investors who wish to avoid any such delay should purchase shares by bank wire.

     In addition, any change of address will require a fifteen-day holding period before the proceeds of any redemption will be released to the new address. Shareholders will have the ability to use the exchange privilege during this holding period. Shareholders can avoid the fifteen-day holding period if either the redemption or change of address request is signed by all registered owners and is accompanied by a signature guarantee for each owner. The fifteen-day holding period can also be avoided by establishing bank wire redemption instructions through the New Account Application or Special Options Form.

     Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee will be deducted from such proceeds.

     The amount realized on a redemption may be more or less than the investor's cost, depending on the net asset value of a Fund's shares at the time of such redemption, and a gain or loss may be recognized for tax purposes.

Minimum Account Size.

     Due to the relatively high cost of maintaining smaller accounts, the Company reserve the right to redeem shares in any account if the value of that account drops below $500, except accounts for shareholders currently participating in the Automatic Investment program described below. The Company also reserves the right to redeem shares in any Class I account if the value of that Class I account drops below $100,000. A shareholder will be allowed at least 60 days to make an additional investment to bring his account value to the stated minimum before the redemption is processed.

                              SHAREHOLDER SERVICES

     The Company offers the following shareholder services:

Exchange Privilege.

     Shareholders or authorized parties are entitled to exchange some or all of their International Fund Class A shares, Overseas Fund Class A shares or Gold Fund shares for shares of the Money Fund and shares of other SoGen Load Funds. Shareholders or authorized parties are also entitled to exchange some or all of their International Fund Class I shares or Overseas Fund Class I shares for Class I shares of any other SoGen Fund and shares of the Money Fund. Such shares exchanged will be valued at their respective net asset values computed as of the close of trading on the NYSE on the day the exchange is requested.

     An exchange of shares pursuant to the exchange privilege may result in a shareholder realizing a taxable gain or loss for income tax purposes. The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may legally be sold. There is no charge for the exchange privilege. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made. The minimum initial investment amount for the International Fund Class A shares, the Overseas Fund Class A shares and the Gold Fund shares, whether by exchange or purchase, is $1,000. The minimum initial investment amount for the Money Fund is $10,000 directly and $1,000 by exchange. The minimum initial investment amount for the International Fund Class I shares and the Overseas Fund Class I shares whether by exchange or purchase, is $1 million. All subsequent amounts exchanged (except with respect to International Fund Class I shares and Overseas Fund Class I shares) must be $100 or more. Upon exchanges of shares of the Money Fund for shares of any SoGen Load Fund, payment of the applicable sales load must be made, unless a sales load has already been paid on such shares. For additional information concerning exchanges, or to effect exchanges, contact the Funds at (800) 334-2143.

     Exchanges by telephone may be difficult to implement in times of drastic economic or market changes. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Company reserves the right to limit or terminate the exchange privilege as to any shareholder who makes exchanges more than four times a year (other than through the Automatic Exchange Program or a similar periodic investment program). The Company can modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.


Conversion.

     Class A shares of the International Fund or the Overseas Fund having an aggregate value not less than $1 million may be converted into Class I shares of the same Fund upon the election of the shareholder. Such conversions shall take place at net asset value, shall not result in the realization of income or gain for Federal income tax purposes and shall be tax free to shareholders. For additional information concerning conversions, or to effect a conversion, contact the Funds at (800) 334-2143.

Automatic Exchange Program.

     Shareholders who wish to automatically exchange shares of one Fund for another on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the shareholder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discontinued. All conditions with respect to exchange transactions apply as discussed in "Exchange Privilege" above.

Telephone Privileges.

     Unless contrary instructions are elected in the New Account Application or Special Options Form, the account will be entitled to make telephone purchases, redemptions, exchanges, conversions and account maintenance requests. Neither the Company nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that the instructions are genuine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.

         Any owner(s), trustee(s) or other fiduciary entity as indicated in the account registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions.

Personal information may include a combination of the following items: (i) the fund and account number, (ii) the account registration, (iii) the social security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and any other information deemed appropriate to allow access to the account.

     Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call (800) 334-2143 with all inquiries pertaining to telephone privileges.

Automatic Investment Program.

     Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of a Fund, automatically from a checking or savings account. Upon written authorization, DST will debit the investor's designated bank account as indicated and use the proceeds to purchase shares of a Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least thirty days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100 if a new account is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The Company may amend or cease to offer the Automatic Investment Program at any time.

Dividend Direction Plan.

     Shareholders in a Fund may elect to have income dividends and capital gains distributions on their Fund shares invested without the payment of any sales charge in shares of the Money Fund or shares of any SoGen Load Fund in which they have an existing account and maintain a minimum account balance. All dividends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privilege, contact DST in writing at the appropriate address listed on page 36 or by telephone at (800) 334-2143.

Systematic Withdrawal Plan.

     A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50 on or about the 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of additional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check, after the 10th of the month, will not begin distribution until the following month due to the fifteen-day hold on check purchases. The Company may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans.

     The Company offers a variety of retirement plans such as, IRA, Roth, SEP SIMPLE and Educational IRA and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax benefits of these plans may not be available for all persons. Investors should consult their tax advisers regarding their eligibility.

     Retirement plans may purchase International Fund Class I shares or Overseas Fund Class I shares provided they meet the minimum initial investment amount of $1 million or the plan has or expects to have 100 or more participants and will be domiciled in an omnibus or pooled account within each Fund and will not require a Fund to pay any type of administrative fee or payment per participant account to any third party.

     For appropriate applications, please contact the Funds at (800) 334-2143.

Shareholder Statements And Reports.

     A confirmation statement is mailed to shareholders for each transaction in a Fund, and a summary statement and tax reporting are provided at year end. Each Fund also provides shareholders with an annual Prospectus as well as annual and semi-annual reports.

Account Maintenance.

     Shareholders will often need to update certain account information during their relationship with the Funds. Please call (800) 334-2143 with any questions concerning the legal requirements necessary to execute your request.

                                    INQUIRIES

     For information on how to buy shares of a Fund or to request additional literature about any of the Funds, or for account information, shareholder services or information on how to redeem shares, please call (800) 334-2143.

Shareholders' Reference Guide

Telephone Numbers:
For Fund Information, Account & Shareholder Services:         (800) 334-2143

Mail:
Direct Purchases, Redemptions
and Account Updates:                        The SoGen Funds
                                            c/o DST Systems, Inc.
                                            P.O. Box 419324
                                            Kansas City, MO 64141-6324

Overnight Mail:
                                            The SoGen Funds
                                            c/o DST Systems, Inc.
                                            330 West 9th Street
                                            Kansas City, MO 64105-1807

Wiring Instructions:
You may wire funds to us at:                IFTC, Kansas City, MO
                                            ABA Routing #101003621
                                            Account #7534116
                                            Reference: (Your account number and
                                              fund name)

     To avoid rejection of your wire, you must inform us of your intention to wire funds to us and include the fund name and your SoGen Fund account number in the reference section of the wire.

     Automatic Investment Program -- Regular investments of at least $100, automatically from your checking or savings account. Because approval by your bank is required, establishment of an Automatic Investment Program may require at least thirty days. See the "Automatic Investment Program" section of the Prospectus for details.

     Systematic Withdrawal Plan -- With a minimum net asset value of $10,000, you may establish a Systematic Withdrawal Plan to receive, not less than $50, on a monthly or quarterly basis. Distributions are made on or about the 25th of the month. New accounts established by check after the 10th of the month, will not begin distribution until the following month due to the fifteen-day hold on check purchases. Please see the "Systematic Withdrawal Plan" section of the Prospectus for details.

     Investment through ACH -- A convenient way for you to invest or redeem shares in your SoGen Fund account. Please contact your financial representatives or the Funds directly at (800) 334-2143 for further information.

                                SOGEN FUNDS, INC.
                           1221 Avenue of the Americas
                               New York, NY 10020

                           INVESTMENT ADVISER SOCIETE
                           --------------------------
                         GENERALE ASSET MANAGEMENT CORP.
                           1221 Avenue of the Americas
                               New York, NY 10020

                                   UNDERWRITER
                                   -----------

                         SG COWEN SECURITIES CORPORATION

                           1221 Avenue of the Americas
                               New York, NY 10020
                                 (212) 278-5800

                                  LEGAL COUNSEL
                                  -------------
                             DECHERT PRICE & RHOADS
                              30 Rockefeller Plaza
                               New York, NY 10112

                              INDEPENDENT AUDITORS
                              --------------------
                              KPMG PEAT MARWICK LLP
                                757 Third Avenue
                               New York, NY 10017

                               DOMESTIC CUSTODIAN
                               ------------------
                        INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

                                GLOBAL CUSTODIAN
                                ----------------
                              CHASE MANHATTAN BANK
                            4 Chase MetroTech Center
                               Brooklyn, NY 11245

                           SHAREHOLDER SERVICING AGENT
                           ---------------------------
                                DST SYSTEMS, INC.
                                 P.O. Box 419324
                           Kansas City, MO 64141-6324
                                 (800) 334-2143

[LOGO OF SOGEN APPEARS HERE]

SOGEN FUNDS, INC.
1221 Avenue of the Americas
New York, NY 10020


























SGC1

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

                            SOGEN INTERNATIONAL FUND
                               SOGEN OVERSEAS FUND
                                 SOGEN GOLD FUND
                                SOGEN MONEY FUND

                            -------------------------


                          [LOGO OF SOGEN APPEARS HERE]



                           1221 Avenue of the Americas
                               New York, NY 10020
                                 (800) 334-2143

                            -------------------------

                     Societe Generale Asset Management Corp.
                           1221 Avenue of the Americas
                               New York, NY 10020
                               Investment Adviser

                         SG Cowen Securities Corporation

                           1221 Avenue of the Americas
                               New York, NY 10020
                              Principal Underwriter

                            -------------------------

     This Statement of Additional Information provides information about SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, four separate portfolios of SoGen Funds, Inc. (the "Company"), an open-end management investment company, in addition to the information contained in the Prospectus of the Company dated July 31, 1998. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Company, a copy of which can be obtained by writing or by calling the Company at (800)-334-2143.

                            -------------------------

                                  July 31, 1998


                                     SAI - 1

                                TABLE OF CONTENTS

                                            Statement of       Cross-Referenced
                                             Additional       to captions in the
                                          Information Page      Prospectus Page
                                          ----------------      ---------------

ORGANIZATION OF THE FUNDS                         3                    9
INVESTMENT OBJECTIVES, POLICIES AND
     RESTRICTIONS                                 4                    9
MANAGEMENT OF THE COMPANY                        19                   19
INVESTMENT ADVISER AND OTHER
     SERVICES                                    22                   19
DISTRIBUTION OF THE FUNDS' SHARES                24                   29
COMPUTATION OF NET ASSET VALUE                   27                   24
HOW TO PURCHASE SHARES                           29                   24
TAX STATUS                                       29                   22
BROKERAGE ALLOCATION                             34                   20
CUSTODY OF PORTFOLIO                             36                   --
INDEPENDENT AUDITORS                             36                   --
FINANCIAL STATEMENTS                             36                   --
APPENDIX                                         38                   --



                                     SAI - 2

                            ORGANIZATION OF THE FUNDS


         SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, (each individually referred to as a "Fund", collectively, the "Funds" or, alternatively, the "International Fund," the "Overseas Fund," the "Gold Fund," and the "Money Fund," respectively) are four separate portfolios of SoGen Funds, Inc. (the "Company"), an open-end management investment company incorporated under the laws of Maryland in May 1993. Each Fund is a separate, diversified portfolio of assets and has a different investment objective which it pursues through separate investment policies, as described below. The Company's investment adviser is Societe Generale Asset Management Corp. ("SGAM"), a registered investment adviser. The Company's principal underwriter is SG Cowen Securities Corporation ("SG Cowen"), a registered broker-dealer located in New York.


     Pursuant to the laws of Maryland, the Company's jurisdiction of incorporation, the Board of Directors of the Company has adopted By-Laws of the Company that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Company hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940 or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of a Fund's outstanding shares. The cost of any such notice and meeting will be borne by each Fund.

     Under the provisions of the Investment Company Act of 1940, a vacancy in the office of Director of the Company may be filled between meetings of the shareholders of the Company by vote of the Directors then in office if, immediately after filling such vacancy, at least two-thirds of the Directors then holding office have been elected to the office of Director by the shareholders of the Funds. In the event that at any time less than a majority of the Directors of the Company holding office at that time were elected by the shareholders of the Funds, the Board of Directors or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.

     The staff of the Securities and Exchange Commission has advised the Funds that it interprets Section 16(c) of the Investment Company Act of 1940, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Company, that are incorporated under Maryland law.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives of the Funds.

     International Fund. The International Fund's investment objective is to provide long-term growth of capital. In seeking to achieve this objective, the Fund will normally invest its


                                     SAI - 3
assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Fund's investment adviser for short-term investment or defensive purposes, the Fund may hold up to 100% of its assets in short-term debt instruments including commercial paper and certificates of deposits.

     Investors should refer to the Fund's Prospectus for further discussion of the Fund's investment objective and policy. There can be no assurance that the Fund's stated objective will be realized.

     Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. The Fund uses the techniques and invests in the types of securities described below and in the Prospectus.

     Gold Fund. The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) consisting of issuers engaged in gold operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.

     Money Fund. The Money Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund pursues its objective by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less.

Investment Policies, Techniques and Risks.

International Fund.

     Commodity Linked Securities (International Fund). The International Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the Fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.

     Investment in commodity linked securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the referenced commodity. Further, in certain cases, the coupon and/or dividend may be reduced to zero, and


                                     SAI - 4
any further decline in the value of the security may then reduce the redemption amount payable on maturity. Finally, commodity linked securities may be more volatile than the price of the referenced commodity.

Gold Fund.

     Fluctuations in the Price of Gold (Gold Fund). The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and accordingly, the value of the Fund's investments in such securities also may be affected.

Money Fund.

     Asset-Backed Securities (Money Fund). The Money Fund can invest a portion of its assets in debt obligations known as "Asset-Backed Securities" which are Eligible Securities (as that term is hereinafter defined). The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations." Where deemed appropriate by the Board of Directors, Asset-Backed Securities may be valued using prices provided by a pricing service. The stated maturity of a particular Asset-Backed Security will be treated as the instrument's maturity for purposes of the Fund's portfolio maturity requirements, unless there exists an associated demand feature, enabling the Fund to treat the instrument as having a shorter maturity.

     "Pass-Through Certificates" are Asset-Backed Securities which represent an undivided fractional ownership interest in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders


                                     SAI - 5
thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

     Methods of Allocating Cash Flows. While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit-support. This is accomplished typically through creation of one or more classes whose right to payments on the Asset-Backed Security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity), "Strips" (Asset-Backed Securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     Types of Credit Support. Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.


                                     SAI - 6

     Credit Card Receivable Securities. The Fund may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities
issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive, regulatory and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

     Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.

Investment Policies Applicable to More Than One Fund.

Policies Applicable to All Funds:

     Foreign Securities. Each Fund may (and the International Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets. GDR's are designed for use in the U.S. and European securities markets. Each of the Funds (except the Money Fund) may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees


                                     SAI - 7
to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. Each Fund does not expect to invest 5% or more of its total assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

     Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     The countries in which the International Fund and the Overseas Fund invest are included in those listed below. The International Fund and the Overseas Fund may not invest in all the countries listed, and they may invest in countries that are not listed, when such investments are consistent with the Funds' investment objective and policies. In addition, the Gold Fund may invest in gold-related investments in any countries deemed suitable by the investment adviser.


                                     SAI - 8

Mature Markets                          Emerging Markets
--------------                          ----------------
Australia                     Argentina              Nigeria
Austria                       Brazil                 Pakistan
Belgium                       Chile                  People's Republic of China
Canada                        Czech Republic         Peru
Denmark                       Ecuador                Philippines
Finland                       Greece                 Poland
France                        Hungary                Portugal
Germany                       India                  South Africa
Hong Kong                     Indonesia              South Korea
Ireland                       Israel                 Sri Lanka
Italy                         Jamaica                Taiwan
Japan                         Jordan                 Thailand
Luxembourg                    Kenya                  Turkey
Netherlands                   Malaysia               Uruguay
New Zealand                   Mexico                 Venezuela
Norway                        Morocco                Vietnam
Singapore
Spain
Sweden
Switzerland
United Kingdom
United States

     It may not be feasible for the International Fund, the Overseas Fund or the Gold Fund currently to invest in all of these countries due to restricted access to their securities markets or inability to implement satisfactory custodial arrangements.

     Since the Money Fund will invest only in U.S. dollar-denominated securities, the return on its shares will not be subject to the risk of adverse changes in the exchange rates between the U.S. dollar and foreign currencies. In addition, the Money Fund does not intend to invest in the securities markets of emerging countries.

     Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Money Fund and the International Fund)


                                     SAI - 9
in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale ("restricted securities").

     Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets (10% in the case of the Money Fund and the International Fund) is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule
144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. SGAM Corp., under the supervision of the Board of Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, SGAM Corp. will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, SGAM Corp. could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.


                                    SAI - 10

Policies Applicable to the International Fund, the Overseas Fund and the Gold Fund:

     Currency Exchange Transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("Forward Contract"). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year, but may be renewed.

     Currency exchange transactions may involve currencies of the different countries in which the International Fund, the Overseas Fund and Gold Fund may invest, and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

     If a Fund enters into a Forward Contract, the custodian bank will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such Forward Contract.

     At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to


                                    SAI - 11
purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Lower-Rated Debt Securities. Each of the International Fund, the Overseas Fund and the Gold Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

     Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Computation of Net Asset Value." Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher rated securities.

     Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than


                                    SAI - 12
higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

     A more complete  description of the characteristics of bonds in each rating
category  is  included  in  the  appendix  to  this   Statement  of   Additional
Information.

Policies Applicable to the Overseas Fund, the Gold Fund and the Money Fund:

     When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Policies Applicable to the Overseas Fund and the Gold Fund:

     Structured Securities. The Overseas Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators, and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of gold or other precious metals. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

     Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.



                                    SAI - 13

Change of Objective.

     The investment objectives of the Overseas Fund, the Gold Fund and the Money Fund are not fundamental policies of the Funds and, accordingly, may be changed by the Board of Directors without shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.

     The investment objective of the International Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

Investment Restrictions.

     In pursuing its investment objective, each Fund will not:

     1. With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

     2. Borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

     3. (Overseas Fund, Gold Fund and Money Fund) -- Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry and the Money Fund may concentrate its investments in U.S. bank obligations);

     4. (International Fund) -- Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities and, under the circumstances described below, certificates of deposit and other short-term bank instruments. In fact, the Fund intends to diversify its investments among various issuers and industries and will not purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for the short-term investment of cash or a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

     5. (International Fund) -- Purchase or sell its portfolio securities from or to any of its officers, directors or employees, its investment adviser or its principal underwriter,


                                    SAI - 14
         except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission.

     6. Make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or (b) lending portfolio securities, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

     7. (Overseas Fund, Gold Fund and Money Fund) -- Underwrite the distribution of securities of other issuers; however, a Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

     8. (International Fund) -- Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act.

     9. (Overseas Fund, Gold Fund and Money Fund) -- Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

     10. (International Fund) -- Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.)

     11. (Overseas Fund, Gold Fund and Money Fund) -- Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

     12. Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the Money Fund, short sales against-the-box.

     Restrictions 1 through 12 above (except the portions in parentheses) are "fundamental," which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act of 1940, as amended ("1940 Act"), as the lesser of (i) 67% of a Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund's outstanding shares). In addition, each

___________________

*  The Funds have no present intention of lending their portfolio securities.


                                    SAI - 15

Fund is subject to a number of restrictions  that may be changed by the Board of
Directors   without   shareholder   approval.    Under   those   non-fundamental
restrictions, a Fund will not:

         a. Invest in companies for the purpose of management or the exercise of control;

         b.   (International Fund) -- Purchase Securities on margin;

         c. (Overseas Fund, Gold Fund and Money Fund) -- Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

         d. (International Fund) -- Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         e. (Overseas Fund, Gold Fund and Money Fund) -- Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

         f. (International Fund) -- Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants.

         g. (Overseas Fund, Gold Fund and Money Fund) -- Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

         h. (Overseas Fund, Gold Fund and Money Fund) -- Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments; and

         i. Purchase or sell put and call options on securities or on futures contracts.

         j (International Fund) -- Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities.

     In addition, under normal circumstances the International Fund will invest in at least three foreign countries.


                                    SAI - 16

     Among the types of fixed income securities in which the International Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrower from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

     The Money Fund will only purchase securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

     (1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations designated by the Securities and Exchange Commission (currently Moody's, S&P, Duff and Phelps, Inc., Fitch Investors Services, Inc., Thompson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker/dealers and broker/ dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc. - collectively, the "NRSROs") in one of the two highest rating categories for short-term debt obligations (the requisite NRSROs being any two or, if only rated by one, that one NRSRO), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

     (2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and: (a) whose issuer received a rating in one of the two highest rating categories for short-term debt obligations from the requisite NRSROs (the requisite NRSROs being any two or, if only rated by one, that one NRSRO) with respect to a class of short-term debt obligations (or any security within that class) that is currently comparable in priority and security with the subject security or (b) which has long-term ratings from the requisite NRSROs (the requisite NRSROs being any two or, if only rated by one, that one NRSRO) which are in one of the two highest categories; or

     (3) a security not rated by an NRSRO but deemed by the investment adviser pursuant to guidelines adopted by the Board of Directors, to be of comparable quality to securities described in (1) and (2) and to present minimal credit risks.

     A First Tier Security is any Eligible Security which qualifies as such because it carries (or other relevant securities issued by its issuer carry) top NRSRO ratings (a single top rating is sufficient if only one NRSRO rates the security) or has been determined, pursuant to guidelines adopted by the Board of Directors, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.


                                    SAI - 17

     The Money Fund will limit its investments in the First Tier Securities of any one issuer to no more than five percent of its assets. (Repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation.) Moreover, the Money Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.

     Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

     Total Return. From time to time the International Fund, the Overseas Fund and the Gold Fund advertise their average annual total return. During the one year period ended March 31, 1998, average annual rates of return were 10.06%, 5.87% and (29.85%), for the International Fund (formerly SoGen International Fund, Inc.) Class A shares, the Overseas Fund Class A shares and the Gold Fund, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 3.75% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.

     Under the same assumptions utilized in the preceding calculation, an investment in the International Fund (formerly SoGen International Fund, Inc.) Class A shares over the ten year period from March 31, 1989 to March 31, 1998 would have increased at an average annual compounded rate of return of 11.76%, an investment in the International Fund (formerly SoGen International Fund, Inc.) Class A shares over the five year period from March 31, 1993 to March 31, 1998 would have increased at an average annual compounded rate of return of 12.06%, and an investment in the International Fund (formerly SoGen International Fund, Inc.) Class A shares over the one year period from March 31, 1997 to March 31, 1998 would have increased at an average annual compounded rate of 10.06%.


                                    SAI - 18

     Current Yield and Effective Yield. From time to time the Money Fund may advertise its current yield and effective yield. Current yield will be based on income per share received by a hypothetical investment over a given 7-day period (less expenses accrued during the period) and then "annualized" (i.e., assuming that the 7-day yield would be received over 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield is calculated in a manner similar to that used to calculate current yield, but when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of this assumed reinvestment. The Money Fund's current and effective 7-day yields for the seven days ended March 31, 1998 were 4.86% and 4.98%, respectively. Current yield and effective yield for the Money Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses and no reported yield figures should be considered an indication of the performance that may be expected in the future.

     Comparison of Portfolio Performance. From time to time the Company may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

     Portfolio Turnover. Although the International Fund, the Overseas Fund and the Gold Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. The rates of portfolio turnover for the International Fund, the Overseas Fund and Gold Fund during the fiscal year ended March 31, 1996 were 9.64%, 9.46% and 22.40%, respectively, during the fiscal year ended March 31, 1997 were 12.85%, 15.18% and 16.83%, respectively, and during the fiscal year ended March 31, 1998 were 20.63%,
22.13% and 11.20%, respectively. The rate of portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective. However, it is possible that, under certain circumstances, a Fund may have to limit its short-term portfolio turnover to permit it to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

                            MANAGEMENT OF THE COMPANY


     The business of the Company is managed by its Board of Directors which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Directors. Several of the Directors and officers of the Company are Directors or officers of SGAM Corp., SG Cowen or Societe Generale, Paris, France, the indirect owner of one hundred percent (100%) of the outstanding voting securities of SGAM Corp., and



                                    SAI - 19
the owner of one hundred percent (100%) of the outstanding voting securities of SG Cowen. Jean-Marie Eveillard, the President and a Director of the Company, owns 100% of SGAM Corp.'s non-voting Series B common stock which represents 19.9% of the total capital of SGAM Corp.


     The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Company. Each of the following persons is also a Director and/or officer of SoGen Variable Funds, Inc.


                                         Position Held With the               Principal Occupation During
Name, Address and Age                            Company                       the Past Five (5) Years)
---------------------                            -------                       ------------------------

Philippe Collas, 48,*                   Chairman of the Board      Head of Asset Management at Societe Generale
17, cours Valmy                         and Director                   since September 1995. Head of Human Resource
92972 Paris France                                                     Management at Societe Generale from prior to
                                                                       1993.

Jean-Marie Eveillard, 58,*(1)           President and Director     Director and President or Executive Vice
1221 Avenue of the Americas                                            President of SGAM corp. from prior to 1993.
New York, NY 10020

Fred J. Meyer, 67,(2)                   Director                   Chief Financial Officer of Omnicom Group Inc.
437 Madison Avenue                                                     from prior to 1993. Director of Novartis
New York, NY 10022                                                     Corporation, and Zurich-American Insurance
                                                                       Cos.


Dominique Raillard, 59,(2)              Director                   President of Act 2 International (consulting)
15, boulevard Delessert                                                since July 1995.  Group Executive Vice
75016 Paris France                                                     President of Promodes (consumer Products) --
                                                                       U.S. Companies Division from prior to 1993
                                                                       to 1995.


Nathan Snyder, 63,(1)(2)                Director                   Independent Consultant from prior to 1993.
163 Parish Rd. S.
New Canaan, CT 06840

Philip J. Bafundo, 35,                  Vice President,            Secretary and Treasurer, SGAM Corp. from prior
1221 Avenue of the Americas             Secretary and Treasurer        to 1993.  Certified Public Accountant (New
New York, NY 10020                                                     York).

Ignatius Chithelen, 43,*                Vice President             Securities Analyst, SGAM Corp. since October
1221 Avenue of the Americas                                            1993.  Private investor prior to 1993.
New York, NY 10020

Charles de Vaulx, 36,*                  Vice President             Senior Vice President from May 1998, Associate
1221 Avenue of the Americas                                            Portfolio Manager from December 1996 to
New York, NY 10020                                                     1998, Securities


                                                   SAI - 20


                                         Position Held With the               Principal Occupation During
Name, Address and Age                            Company                       the Past Five (5) Years)
---------------------                            -------                       ------------------------


                                                                       Analyst, SGAM Corp. from prior to
                                                                       1993 to 1996.

Sean J. McKeown, 42,*                   Vice President             Operations Manager, SGAM Corp. since June 1997.
1221 Avenue of the Americas New York,                                  Vice President, Citibank Investment Products
NY 10020                                                               & Distribution from October 1993 to June
                                                                       1997. Vice President, Citicorp Investment
                                                                       Services from prior to October 1993.


Edwin S. Olsen, 58,*                    Vice President             Vice President, SG Cowen from prior to 1993.
1221 Avenue of the Americas
New York, NY 10020

Catherine A. Shaffer, 42,*              Vice President             First Vice President, SG Cowen from prior to 1993.
1221 Avenue of the Americas
New York, NY 10020


Elizabeth Tobin, 44,*                   Vice President             Senior Vice President from May 1998, Associate
1221 Avenue of the Americas                                            Portfolio Manager from December 1996 to
New York, NY 10020                                                     1998, Securities Analyst, SGAM Corp. from
                                                                       prior to 1993 to 1996.
----------
*    An "interested person" of the Company as defined in the 1940 Act.
(1)  Member of the Executive  Committee.  When the Board of Directors is not in session,  the Executive  Committee may generally exercise most of the powers of the Board of Directors.
(2)  Member of the Audit Committee.


     The Company makes no payments to any of its officers for services. However, currently each of the Company's Directors who are not officers or employees of SGAM Corp., SG Cowen or Societe Generale are paid by the Company an annual fee of $6,000 and a fee of $1,000 for each meeting of the Company's Board of Directors and for each meeting of any Committee of the Board that they attend (other than those held by telephone conference call). Each Director is reimbursed by the Company for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Company. During the fiscal year ended March 31, 1998, an aggregate of $39,000 was paid or accrued for Directors' fees and expenses by the Company. See Note 2 of Notes to the Financial Statements on page 22 of the Company's Annual Report to Shareholders for a description of various transactions during the Company's most recent fiscal year between the Company and its Directors and affiliates of its Directors.


     During the fiscal year ended March 31, 1998, an aggregate of $39,000 was paid or accrued for Directors' fees and expenses by SoGen International Fund, Inc. See Note 2 of Notes to the Financial Statements on page 23 of the SoGen International Fund, Inc.'s Annual


                                    SAI - 21

Report to Shareholders for a description of various transactions during the SoGen International Fund, Inc.'s most recent fiscal year between the SoGen International Fund, Inc. and its Directors and affiliates of its Directors.

     Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Company and by the fund complex of which the Company is a part for the fiscal year ended March 31, 1998. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company of any other fund in the fund complex which is a U.S. registered investment company. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director served as of March 31, 1998.

                               Compensation Table
                        Fiscal Year Ended March 31, 1998

                                                                       Pension or
                                                                       Retirement                         Total
                                                                        Benefits       Estimated      Compensation
                                                      Aggregate        Accrued as       Annual       From Registrant
                                                     Compensation     Part of Fund     Benefits     and Fund Complex
                                                        from              Fund          Upon              Paid to
Name of Person, Position                              Registrant        Expenses      Retirement         Directors
------------------------                              ----------        --------      ----------         ---------

Philippe Collas**, Director and Chairman               $    --             N/A           N/A             $      --
Jean-Marie Eveillard**, Director and President         $    --             N/A           N/A             $      --


Fred J. Meyer*, Director                               $26,000             N/A           N/A             $39,000(3)
Dominique Raillard*, Director                          $18,200             N/A           N/A             $27,300(3)

Nathan Snyder*, Director                               $26,000             N/A           N/A             $39,000(3)
----------
*    Member of the Audit Committee.
**   "Interested person" of the Company as defined in the 1940 Act because of the affiliation with SGAM Corp., the
     Fund's investment adviser.

     The Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of capital stock of the Company at June 30, 1998. The Company knows of no person who owns beneficially more than 5% of the capital stock of the Company.

     While the Company is a Maryland corporation, certain of its Directors and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Directors has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or Directors under the federal securities laws of the United States.

                      INVESTMENT ADVISER AND OTHER SERVICES

     As described in the Company's Prospectus, SGAM Corp. is the Company's investment adviser and, as such, manages the International Fund, the Overseas Fund, the Gold Fund and the


                                    SAI - 22

Money Fund. SGAM Corp. was incorporated in Delaware in February 1990, and is indirectly owned by Societe Generale, one of France's largest banks.


     The persons named below are affiliated with the Company and are also affiliated persons of SG Cowen Corp., SGSC or Societe Generale. The capacity in which such persons are affiliated with the Company and SGAM Corp., SG Cowen or Societe Generale is also indicated.


                              Office Held with                     Office Held with SGAM Corp.,
Name                          the Company                          SG Cowen or Societe Generale
----                          -----------                          ----------------------------
Philippe Collas               Chairman of the Board and            Head of Asset Management, Societe
                              Director                               Generale.  Chairman of the
                                                                     Board and Director, SGAM
                                                                     Corp.
Jean-Marie Eveillard          President and Director               President and Director, SGAM Corp.
Philip J. Bafundo             Vice President, Secretary and        Secretary and Treasurer, SGAM Corp.
                              Treasurer
Ignatius Chithelen            Vice President                       Securities Analyst, SGAM Corp.
Charles de Vaulx              Vice President                       Senior Vice President, SGAM Corp.
Sean J. McKeown               Vice President                       Operations Manager, SGAM Corp.
Edwin S. Olsen                Vice President                       Vice President, SG Cowen
Catherine A. Shaffer          Vice President                       First Vice President, SG Cowen
Elizabeth Tobin               Vice President                       Senior Vice President, SGAM Corp.

     Under its investment advisory contracts with the Company, which became effective August 17, 1993 (in the case of SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund) and July 31, 1998 (in the case of SoGen International
Fund), SGAM Corp. furnishes the Company with investment advice consistent with each Fund's stated investment objective. SGAM Corp. also furnishes the Company with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Company's officers. Until July 31, 1998, SGAM Corp. provided substantially similar services for SoGen International Fund, Inc. pursuant to an investment advisory contract which became effective April 26, 1990 and was amended on July 10, 1992. Pursuant to an Agreement and Plan of Merger dated April 27, 1998, SoGen International Fund, Inc. became a portfolio of the Company. The Company adopted a new investment advisory contract, on behalf of SoGen International Fund, with SGAM Corp. on substantially the same terms as the previous investment advisory contract in effect for SoGen International Fund, Inc.


     In return for the services listed above, each Fund pays SGAM Corp. a fee at the annual rate of the average daily value of the Fund's net assets as follows:

         International Fund.......................................     1.00% of the first $25 million and
                                                                       0.75% of the excess over $25 million
         Overseas Fund............................................     0.75%
         Gold Fund................................................     0.75%
         Money Fund...............................................     0.40%

     Advisory fees are paid monthly, except that the advisory fees for the International Fund are paid quarterly. The annual fee rates listed above for the International Fund, the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that


                                    SAI - 23
invest primarily in domestic equity securities. The Company believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.

     The Overseas Fund and the Gold Fund paid investment advisory fees for the fiscal year ended March 31, 1996 in the amount of $3,991,923 and $392,561, respectively, for the fiscal year ended March 31, 1997, the investment advisory fees were $5,899,446 and $449,545, respectively, and for the fiscal year ended March 31, 1998, the investment advisory fees were $7,798,589 and $283,300, respectively. For the fiscal year ended March 31, 1998, $37,399 of the investment advisory fee of $60,497 for the Money Fund was waived by SGAM Corp.


     SoGen International Fund, Inc. paid investment advisory fees under its investment advisory contract for the fiscal years ended March 31, 1996, 1997 and 1998 in the amount of $18,408,301, $26,404,805 and $30,954,079, respectively.

     Under the investment advisory contracts between the Company and SGAM Corp., the investment adviser is responsible for the management of each of the Funds' portfolios and constantly reviews their holdings in the light of its own research analyses and those of other relevant sources. Reports of portfolio transactions are given regularly to the Directors of the Company, who review each Fund's portfolio at meetings held four times a year.

     Under the terms of the investment advisory contracts, a Fund will discontinue the use of the term "SoGen" in a Fund's name or the use of any marks or symbols owned by the investment adviser if the investment adviser ceases to act as a Fund's investment adviser or if the investment adviser so requests.


     As of the date of this Statement of Additional Information, SGAM Corp. owned of record and beneficially, approximately 6,400 shares of the Overseas Fund, 4,000 shares of the Gold Fund and 18,300 shares of the Money Fund. SGAM Corp. did not own any shares of the International Fund.

     A Fund may, with the approval of the Company's Board of Directors, from time to time enter into arrangements with institutions to provide sub-transfer agent services and other related services where a number of persons hold Fund shares through one account registered with the Fund's transfer agent, DST Systems, Inc. ("DST") in the name of that institution. Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis.

                        DISTRIBUTION OF THE FUNDS' SHARES


     The Company and SG Cowen have entered into an underwriting contract pursuant to which SG Cowen offers, as agent, shares of each Fund to investors, either directly or through selected securities dealers, in states and countries in which a Fund's shares are qualified and in which SG Cowen is qualified as a dealer or where such qualification is not required.

     Pursuant to the Distribution Plan and Agreement (the "Plan") between the Company and SG Cowen, adopted by the International Fund (on


                                    SAI - 24
behalf of its Class A shares), the Overseas Fund (on behalf of its Class A shares) and the Gold Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, each participating class of shares of a Fund may pay SG Cowen a quarterly distribution fee of up to, on an annual basis, 0.25% of the average daily net asset value attributable to that class of shares. Under the Plan, SG Cowen must apply the full amount of fees received from a Fund to the payment of fees to dealers for their assistance in the sale of the shares of the participating class of the Fund and for the provision to shareholder services and for other distribution related expenses such as the payment of advertising costs and the payment for the preparation, printing and distribution of prospectuses to investors. SG Cowen bears a Fund's distribution costs to the extent they exceed payments under the Plan. For the fiscal year ended March 31, 1998, the Company paid SG Cowen $2,699,569 pursuant to the Plan, $12,600 of which was paid by SG Cowen to Societe Generale and subsidiaries of Societe Generale. SG Cowen and SGAM Corp. bear the Company's distribution costs to the extent they exceed payments under the Plan. The Class I shares of the International Fund, the Class I shares of the Overseas Fund and the Money Fund do not participate in the Plan.

     Before becoming a portfolio of the Company, SoGen International Fund, Inc. participated in a substantially similar Distribution Plan and Agreement (the "Distribution Plan"). For the fiscal year ended March 31, 1998, SoGen International Fund, Inc. paid SG Cowen $10,136,493 pursuant to the Distribution Plan, $117,850 of which was paid by SG Cowen to Societe Generale and subsidiaries of Societe Generale.

     Substantially all of the amounts paid to SG Cowen under the Plan (and the Distribution Plan) are paid to dealers selling shares of the Funds, including Societe Generale and certain of its subsidiaries, for their assistance in selling shares of the Funds. A dealer selling shares normally receives a fee, calculated on a quarterly basis, equal to 0.25% of the average daily net asset value attributable to the participating classes of shares of a Fund held by the dealer's customers. SG Cowen has retained $1,122,041 of the amount paid to it pursuant to the Plan with respect to the fiscal year ended March 31, 1998, as reimbursement for expenses incurred in promoting the sale of the Company's shares, including printing and distribution of prospectuses and sales literature for advertising. SG Cowen has also retained $2,292,442 of the amount paid to it pursuant to the Distribution Plan with respect to the fiscal year ended March 31, 1998, as reimbursement for expenses incurred in promoting the sale of SoGen International Fund, Inc.'s shares, including printing and distribution of prospectuses and sales literature for advertising. Distribution expenses incurred in any fiscal year which are not reimbursed from payments under the Plan accrued in such fiscal year will not be carried over for payment under the Plan in any subsequent year.

     The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by the directors of the Company and by the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (the "Independent Directors"). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Directors, or, as to a Fund, by a majority of the Fund's outstanding voting securities on 60 days' written notice to SG Cowen, and provides further that such agreement will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the payments thereunder without the approval of a majority of the outstanding voting securities (as defined on page 15) of


                                    SAI - 25
a Fund. No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Directors and the Independent Directors of the Company.


     When the Company seeks an Independent Director to fill a vacancy on the Board or as an addition to the Board or as a nominee for election by stockholders, the selection or nomination of the Independent Director is, under resolutions adopted by the Directors, contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Directors.


     With respect to fiscal year ended March 31, 1998, SG Cowen, the principal underwriter of the Company's shares and the SoGen International Fund, Inc.'s shares, Societe Generale (including subsidiaries) and SGAM Corp. received commissions and other compensation in connection with operation of the Company and SoGen International Fund, Inc. as follows:


SoGen Funds, Inc.

                    (1)                              (2)                 (3)               (4)              (5)
                                                     Net
                                                 Underwriting
                                                  Discounts         Commissions on
             Name of Principal                   and Dealer         Repurchases or      Brokerage          Other
         Underwriter or Affiliate                Commissions         Redemptions       Commissions      Compensation
         ------------------------                -----------         -----------       -----------      ------------

SG Cowen                                           $285,064             $  0             $51,125         $2,699,569*

Societe Generale (including subsidiaries)          $  2,742             $  0             $18,477         $   12,600**
SGAM Corp.                                         $      0             $  0             $     0         $   39,000***


----------
* For the period reported, the Company's distribution fee paid or payable to SG Cowen pursuant to the Plan. Substantially all of such amount was paid or will be paid to dealers, including Societe Generale and certain subsidiaries, selling shares of the Company.
** Amounts paid to Societe Generale as a dealer of the Company's shares pursuant to the Plan, which amount is included in the $2,699,569 paid to SG Cowen under the Plan.

*** The Company's investment advisory fee paid or payable to SGAM Corp. for the fiscal year ended March 31, 1998.

SoGen International Fund, Inc.

                    (1)                              (2)                 (3)               (4)              (5)
                                                     Net
                                                 Underwriting
                                                  Discounts         Commissions on
             Name of Principal                   and Dealer         Repurchases or      Brokerage          Other
         Underwriter or Affiliate                Commissions         Redemptions       Commissions      Compensation
         ------------------------                -----------         -----------       -----------      ------------

SG Cowen                                           $1,208,699          $     0            $93,977       $10,136,493*

Societe Generale (including subsidiaries)          $   52,682          $     0            $ 9,267       $   117,850**
SGAM Corp.                                         $        0          $     0            $     0       $30,954,079***


----------
* For the period reported, SoGen International Fund, Inc.'s distribution fee paid or payable to SG Cowen pursuant to its Distribution Plan. Substantially all of such amount was paid or will be paid to dealers, including Societe Generale and certain subsidiaries, selling shares of SoGen International Fund, Inc.
** Amounts paid to Societe Generale as a dealer of SoGen International Fund, Inc.'s shares pursuant to the Distribution Plan, which amount is included in the $10,136,493 paid to SG Cowen under the Distribution Plan.

*** SoGen International Fund, Inc.'s investment advisory fee paid or payable to SGAM Corp. for the fiscal year ended March 31, 1998.


                                    SAI - 26

     During the three years ended March 31, 1996, 1997 and 1998, the aggregate amount of sales charges on sales of the Company's shares was $2,263,995, $2,098,953 and $1,523,084, respectively. During the years ended March 31, 1995 and 1996, SG Cowen received net underwriting discounts and dealer commissions of $747,619, and $477,279, respectively. Societe Generale received dealer discounts of $8,988 for the fiscal year ended March 31, 1996.


     During the three years ended March 31, 1996, 1997 and 1998, the aggregate amount of sales charges on sales of SoGen International Fund, Inc.'s shares was $16,232,673, $14,480,187 and $7,485,957, respectively. During the years ended
March 31, 1995 and 1996, SG Cowen received net underwriting discounts and dealer commissions of $941,813 and $3,005,037, respectively, and Societe Generale received dealer discounts of $44,234 and $36,119, respectively.

     SGAM Corp. has entered into agreements with SG Cowen, dated April 30, 1990, under which net commissions and fees earned by SG Cowen in its capacity as underwriter to the Company and SoGen International Fund, Inc., are remitted to SGAM Corp. In consideration for certain services provided by SG Cowen, SGAM Corp. pays SG Cowen a $25,000 per annum fee, payable monthly, and reimburses SG Cowen for certain expenses incurred on behalf of SGAM Corp. For SGAM Corp.'s fiscal year ended, December 31, 1997,such commissions and fees with respect to the Company amounted to $1,474,373, and the related reimbursement for services amounted to $9,929. For SGAM Corp.'s fiscal year ended, December 31, 1997, such commissions and fees with respect to SoGen International Fund, Inc. amounted to $3,932,478, and the related reimbursement for services amounted to $37,576.

     The investment advisory and underwriting contracts continue in effect from year to year so long as the continuance of each contract is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of each Fund (as defined on page 15). In addition, the terms of each contract and the renewals thereof must be approved annually by the vote of a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of SGAM Corp., SG Cowen or the Company. Each contract will terminate automatically in the event of its assignment (as defined in the 1940 Act) and may be terminated, without penalty, on sixty days' written notice at the option of either party thereto or by a vote of a majority of the outstanding voting securities of a Fund.


                         COMPUTATION OF NET ASSET VALUE

     Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

     The Money Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather


                                    SAI - 27
than at current market value. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Money Fund's $1.00 per share net asset value or if there were any other deviation which the Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If the Money Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00, the Board of Directors might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Money Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00, the Board of Directors might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

     A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security is among the NASDAQ designated "Tier 1" securities in which case it is valued at its last sale price. All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Company's portfolio securities and other assets and its outstanding securities as of March 31, 1998, appears as the Statement of Assets and Liabilities for the Company and SoGen International Fund, Inc. on page 18 and 19, respectively, of the March 31, 1998 Annual Report to Shareholders.


                                    SAI - 28

                             HOW TO PURCHASE SHARES

     The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Company's Prospectus.


     As stated in the Prospectus, shares of the International Fund, the Overseas Fund and the Gold Fund may be purchased at net asset value by various persons associated with the Company, SG Cowen, SGAM Corp., branches of Societe Generale, certain firms providing services to the Company or affiliates thereof for the purpose of promoting good will with employees and others with whom the Company has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.


                                   TAX STATUS

     Each Fund intends to qualify annually as a "regulated investment company" under the Code. In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the year.

     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar


                                    SAI - 29
year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Different   tax   treatment,   including   a  penalty   on   pre-retirement
distributions, is accorded accounts maintained as IRAs. Shareholders should consult their tax advisors for more information.

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. It is expected that a small portion of the dividends paid by the International Fund, the Overseas Fund and the Gold Fund will so qualify. Distributions of net capital gains, if any, designated as capital gains distributions are taxable to individual shareholders at a maximum 20% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If a Fund invests in certain high yield original issue discount obligations issued by U.S.
corporations, a portion of the original issue discount accruing on such an obligation may be eligible for the corporate dividends-received deduction. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders. For the fiscal year ended March 31, 1998, the percentages of net investment income that qualified for the dividends-received deduction for the International Fund, the Overseas Fund, Gold Fund and Money Fund were 6.79%, 0.34%, 28.96% and 0.00%, respectively.

     Certain foreign currency contracts in which the International Fund, the Overseas Fund and the Gold Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.


                                    SAI - 30

     Generally, the hedging transactions undertaken by the International Fund, the Overseas Fund and the Gold Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by these Funds. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     The International Fund, the Overseas Fund and the Gold Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     If a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These


                                    SAI - 31
gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced federal tax rates, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged, all or a portion of the amount of the sales charge that was imposed on the acquisition of those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

     The International Fund, the Overseas Fund and the Gold Fund may be subject to foreign withholding taxes on income and gains derived from their investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that either Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. With respect to the International Fund, the Overseas Fund and Gold Fund, if the pass through election described above is made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain currency fluctuation gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied


                                    SAI - 32
separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

     Investments by a Fund in stock of certain foreign corporations which generate largely passive investment-type income, or which hold a significant percentage of assets which generate such income (referred to as "passive foreign investment companies" or "PFICs"), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of the PFIC, as ordinary income. This ordinary income would be allocated ratably to a Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in a Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.

     A Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported in prior years. Alternatively, the Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain


                                    SAI - 33
annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.

     Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              BROKERAGE ALLOCATION

     SGAM Corp. is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of a Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith.


     Purchase and sale orders are usually placed with brokers who are selected by SGAM Corp. as being able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other considerations as here-in-after set forth. The determination of what may constitute best execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by SGAM Corp. in determining the overall reasonableness of brokerage commissions. While there is no commitment or understanding to do so, subject to its policy of obtaining best execution, a Fund may use affiliates of Societe Generale as brokers in the purchase and sale of securities. For the


                                    SAI - 34
fiscal years ended March 31, 1996, 1997 and 1998, the Company paid SG Cowen and affiliates of Societe Generale $44,749, $67,054 and $69,602, respectively, in such brokerage commissions for transactions effected on various exchanges. Such commissions paid for the fiscal year ended March 31, 1998 represented 5.2% of the aggregate brokerage commissions paid by the Company during such period and was paid in connection with transactions representing 4.4% of the aggregate dollar amount of all transactions effected by the Company (including principal transactions for which no direct brokerage commissions are paid).

     For the fiscal years ended March 31, 1996, 1997and 1998, the SoGen International Fund, Inc. paid SG Cowen and affiliates of Societe Generale $108,724, $124,672 and $103,244, respectively, in such brokerage commissions for transactions effected on various exchanges. Such commissions paid for the fiscal year ended March 31, 1998 represented 4.5% of the aggregate brokerage commissions paid by the Company during such period and was paid in connection with transactions representing 3.1% of the aggregate dollar amount of all transactions effected by the Company (including principal transactions for which no direct brokerage commissions are paid).

     SG Cowen may not, acting as principal, sell any security or other property to, or purchase any security or other property from, a Fund, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission.

     SGAM Corp. is authorized to allocate brokerage and principal business to brokers other than SG Cowen (but not excluding other affiliates of Societe Generale) who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company and/or other accounts, if any, for which SGAM Corp. exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if SGAM Corp. in making the selection in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of SGAM Corp.'s overall responsibilities with respect to a Fund and the other accounts as to which it exercises investment discretion. In reaching such determination, SGAM Corp. is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, SGAM Corp. must be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund's brokerage policy; that the research services provide lawful and appropriate assistance to SGAM Corp. in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will be taken into account the Company's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission, and (ii) the quality, comprehensiveness and frequency of research studies which are provided for SGAM Corp. are useful to SGAM Corp. in performing its services under the investment advisory


                                    SAI - 35
contracts with the Company. Research services provided by brokers to SGAM Corp. are considered to be in addition to, and not in lieu of, services required to be performed by SGAM Corp. under such investment advisory contracts. Research services provided by brokers include written reports, responses to specific inquiries and interviews with analysts. These services also include invitations to meetings arranged by such brokers with the management of companies in the Funds' portfolios or in which the Funds may invest.


     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining prices at least as favorable as those provided by other qualified brokers, SGAM Corp. may consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions.

     Each Fund has been advised by SGAM Corp. that it may combine brokerage orders for the Fund with orders from its other clients (including the other Funds) when placing such orders with brokers for execution. In the event orders are placed for a Fund and one or more other clients for the purchase or sale of the same security, the Fund and each such other client may share in each transaction in the proportion that each customer's order bears to the aggregate of such orders. The Funds' orders are accorded priority over those received from SGAM Corp. for its own account or from any of its officers, directors or employees.


     While SGAM Corp. is primarily responsible for the allocation of each Fund's portfolio transactions to brokers, its polices and practices in this regard must be consistent with the foregoing and are periodically reviewed by the Company's Board of Directors. In this connection, the directors periodically review and discuss with SGAM Corp. the commissions paid by each Fund and, in transactions where a Fund pays commissions which are in excess of the commissions other brokers would have charged, SGAM Corp.'s determinations that such higher commissions are reasonable in relation to the value of the brokerage and research services. According to the Company's records, the amount of brokerage commissions paid by the Company during the fiscal year ended March 31, 1998, which was attributable to research services was $1,312,827, in connection with transactions amounting to $500,043,313. During the fiscal years ended March 31, 1998, 1997 and 1996, the Company paid total brokerage commissions of $1,335,957, $1,028,722, and $924,146, respectively. The amount of brokerage commissions paid by SoGen International Fund, Inc. during the fiscal year ended March 31, 1998, which was attributable to research services was $2,227,348, in connection with transactions amounting to $1,392,188,983. During the fiscal years ended March 31, 1998, 1997 and 1996, SoGen International Fund, Inc. paid total brokerage commissions of $2,286,967, $2,138,878 and $2,468,233, respectively.


                              CUSTODY OF PORTFOLIO

     Domestic portfolio securities of each Fund are held pursuant to a custodian agreement between the Company and Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105. Certain of such securities may be deposited in the book-entry system operated by the Federal Reserve System or with the Depository Trust Company. The Company's sub-custodian, State Street Bank and Trust, holds domestic securities issued in physical form. Pursuant to a Global Custody Agreement between the Company and The Chase Manhattan Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, NY 11245, foreign securities may be held by


                                    SAI - 36
certain foreign sub-custodians which are participants in the Global Investor Services Division of Chase and in certain foreign branches of Chase.

                              INDEPENDENT AUDITORS

     The Company's independent auditors are KPMG Peat Marwick LLP, Certified Public Accountants, 345 Park Avenue, New York, NY 10154. KPMG Peat Marwick LLP audits each Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

                              FINANCIAL STATEMENTS

     The Company's financial statements and notes thereto appearing in the March 31, 1998 Annual Report to Shareholders and the report thereon of KPMG Peat Marwick LLP, Certified Public Accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The SoGen International Fund, Inc.'s financial statements and notes thereto appearing in the March 31, 1998 Annual Report to Shareholders and the report thereon of KPMG Peat Marwick LLP, Certified Public Accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of either such Annual Report to Shareholders on request. All such requests should be directed to the Secretary of the Fund, at 1221 Avenue of the Americas, New York, NY 10020.


                                    SAI - 37

                                    APPENDIX

                        RATINGS OF INVESTMENT SECURITIES

     The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings.

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa -- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

     A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


                                    SAI - 38

     B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings.

     AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB -- B -- CCC -- CC -- Bonds A-1 -- A-rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

     BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                    SAI - 39

                                     PART C

                                OTHER INFORMATION



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) Financial Statements

         a. Financial Statements included in Prospectus and Statement of Additional Information: All financial statements are incorporated by reference to the SoGen Funds, Inc. Annual Report to Shareholders for the year ended March 31, 1998 and the SoGen International Fund, Inc. Annual Report to Shareholders for the year ended March 31, 1998.

         SoGen Funds, Inc.

                                                                                               ANNUAL REPORT
                                                                                              PAGE REFERENCE
         Schedule of Investments - March 31, 1998..................................................... 6
         Statement of Assets and Liabilities -- March 31, 1998........................................18
         Statement of Operations -- Fiscal year ended March 31, 1998..................................19
         Statements of Changes in Net Assets -- Fiscal years ended March  31, 1997 and 1998...........20
         Notes to Financial Statements................................................................21
         Independent Auditors' Report.................................................................27

         SoGen International Funds, Inc.

                                                                                               ANNUAL REPORT
                                                                                              PAGE REFERENCE

         Schedule of Investments - March 31, 1998..................................................... 5
         Statement of Assets and Liabilities -- March 31, 1998........................................19
         Statement of Operations -- Fiscal year ended March 31, 1998..................................20
         Statements of Changes in Net Assets -- Fiscal years ended March  31, 1997 and 1998...........21
         Notes to Financial Statements................................................................22
         Independent Auditors' Report.................................................................27

         b.       Financial Statements Included in Part C of the Registration Statement:  NONE

(a)(2) All other financial statements and supporting schedules are omitted because they are not applicable or the required information is shown in the financial statements or the notes thereto.


                                  Part C -- 1

(b)      Exhibits

EXHIBIT


1(a)     Articles of Incorporation of the Registrant.*
1(b)     Articles of Amendment and Restatement.*
1(c)     Articles Supplementary
2        By-Laws of the Registrant as amended through August 17, 1993.*
4        Specimen Certificates representing shares of Common Stock($.001 par value).*
5(a)     Investment  Advisory  Contract  between the Registrant and Societe Generale Asset Management Corp.
         ("SGAM Corp.") (Overseas, Gold and Money funds only)*
5(b)     Investment Advisory Contract between Registrant and SGAM Corp. (International Fund only)
6(a)     Underwriting Agreement between the Registrant and SG Cowen Securities Corporation
         ("SG Cowen").
6(b)     Form of Selling Group Agreement.*
8(a)     Custody Agreement between the Registrant and Investors Fiduciary Trust Company.*
8(b)     Transfer Agency and Registrar Agreement between the Registrant and DST Systems, Inc.*
8(c)     Global Custody Agreement between the Registrant and The Chase Manhattan Bank, N.A. ("Chase")*
8(d)     Amendment to Global Custody Agreement between the Registrant and Chase.
10       Opinion and Consent of Dechert Price & Rhoads.*
11(a)    Consent of KPMG Peat Marwick LLP.
13       Investment Representation letter of SGAM Corp.*
15       Rule 12b-1 Distribution Plan and Agreement between the Registrant and SG Cowen.
16       Calculation of Performance Data in Statement of Additional Information.*
17       Form of Multiple Class Plan pursuant to Rule 18f-3
27       Financial Data Schedules*

Other exhibits --Power of Attorney of Messrs. Collas*, Eveillard*, Meyer*, Raillard*, Snyder.*

-------------------
*        Previously filed as an exhibit to the Registration Statement.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.


                                      C -- 2

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

         The following information is furnished as of June 30, 1998.

NUMBER OF RECORD HOLDERS
Title of Class                                                                               As of June 30, 1998
--------------------------------------------------------- --------------------------------------------------------
Shares of Beneficial Interest of the International Fund, Class A, par value $.001 per share           153,773
Shares of Beneficial Interest of the International Fund, Class I, par value $.001 per share              0
Shares of Beneficial Interest of the Overseas Fund, Class A, par value $.001 per share                 29,152
Shares of Beneficial Interest of the Overseas Fund, Class I, par value $.001 per share                   0
Shares of Beneficial Interest of the Gold Fund, par value $.001 per share                               3,287
Shares of Beneficial Interest of the Money Fund, par value $.001 per share                                641

ITEM 27. INDEMNIFICATION

     Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the General Corporation Law of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

     The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

     In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom


                                     C -- 3
the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     In addition, the Registrant will maintain a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as directors of officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     SGAM Corp. is the Registrant's investment adviser. In addition to the Registrant, SGAM Corp., acts as investment adviser to SoGen Variable Funds, Inc. and pension funds and sub-adviser to non-affiliated investment funds.

     Reference is made to "Management of the Fund" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment for a description of the business activities and employment of certain directors and officers of SGAM Corp. within the last two fiscal years of the Registrant. The directors of SGAM Corp. not disclosed in Part B are as follows:


Name and Address                                                 Principal Occupation
-------------------------------------------- -------------------------------------------------------------
Christian d'Allest.......................... Director  of  Foreign  Affiliates,  Societe  Generale  Asset
    17, cours Valmy                              Management
    92972 Paris France

Jean Roger Huet............................. President, New York Branch, Societe Generale
    1221 Avenue of the Americas
    New York, NY 10020


                                     C -- 4

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) SG Cowen, the Registrant's distributor, also acts as principal underwriter for SoGen Variable Funds, Inc., a registered investment company.

     (b) The directors and officers of SG Cowen are as follows:

                                                 POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
    NAME AND PRINCIPAL BUSINESS ADDRESS             PRINCIPAL UNDERWRITER                     REGISTRANT
-------------------------------------------- ------------------------------------ ------------------------------------

Jacques Bouhet.............................. Director                                             --
17, Cours Valmy
92972 Paris
France

Jean-Bernard Guillebert..................... Director                                             --
17, Cours Valmy
92972 Paris
France

Jean Huet................................... Director                                             --
1221 Avenue of the Americas
New York, NY 10020

Alain Joyet................................. Director                                             --
1221 Avenue of the Americas
New York, NY 10020

Gerald Lacaze............................... Director                                             --
17, Cours Valmy
92972 Paris
France

Robert Leroux............................... Director                                             --
17, Cours Valmy
92972 Paris
France

Jean-Paul Oudet............................. Director                                             --
23 Rue De D'Abeville
75009 Paris
France


                                     C -- 5


                                                 POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
    NAME AND PRINCIPAL BUSINESS ADDRESS             PRINCIPAL UNDERWRITER                     REGISTRANT
-------------------------------------------- ------------------------------------ ------------------------------------
Yves Tuloup................................. Director                                             --
43, rue Taitbout
75009 Paris
France

Curtis Welling.............................. Director, President and CEO                          --
1221 Avenue of the Americas
New York, NY 10020

James Walsh................................. Director, Chief Operating Officer                    --
1221 Avenue of the Americas
New York, NY 10020

Robert S. Pirie............................. Vice Chairman                                        --
1221 Avenue of the Americas
New York, NY  10020

Marc Poirier................................ Deputy Chief Operating Officer, Director             --
1221 Avenue of the Americas
New York, NY 10020

Kenneth Lampert............................. Chief Compliance Officer, First Vice President       --
1221 Avenue of the Americas
New York, NY 10020

William P. Bowden, Jr....................... Secretary                                            --
1221 Avenue of the Americas
New York, NY 10020

Elisabeth Duncan............................ Assistant Secretary                                  --
1221 Avenue of the Americas
New York, NY  10020


                                     C -- 6

     The following officers all have their principal business address at 1221 Avenue of the Americas, New York, NY 10020:


                                                 POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
    NAME AND PRINCIPAL BUSINESS ADDRESS             PRINCIPAL UNDERWRITER                     REGISTRANT
-------------------------------------------- ------------------------------------ ------------------------------------

Steven Baronoff............................. Managing Director                                    --
Richard Greg Brounstein..................... Managing Director                                    --
Matthew Edward Czajkowski................... Managing Director                                    --
David Michael Feinman....................... Managing Director                                    --
Ian J. Hardington........................... Managing Director                                    --
John L. Kelly............................... Managing Director                                    --
James N. Lane............................... Managing Director                                    --
Jan B. Lochtenberg.......................... Managing Director                                    --
David M. Malcolm............................ Managing Director                                    --
Nimil Rajnikant Parekh...................... Managing Director                                    --
Michael Penfield............................ Managing Director                                    --
Vinod Sehgal................................ Managing Director                                    --
Paul Wesley Shaum........................... Managing Director                                    --
John Sheldon................................ Managing Director                                    --
Fiona Jane Tilley........................... Managing Director                                    --
Jon Frederic Weber.......................... Managing Director                                    --
Bradford Carver Yates....................... Managing Director                                    --
David J. Atkinson........................... Director                                             --
Mark Thomas Berry........................... Director                                             --
Anna Hayes Connard.......................... Director
Robert H. Despirito......................... Director                                             --
Katharine H. Flynn.......................... Director                                             --
David Getzler............................... Director                                             --
Geoffrey Alexander Gimber................... Director                                             --
Lars Hanan.................................. Director                                             --
Adam Michael Hodes.......................... Director
Glori Holzman............................... Director                                             --
Matthew Judson.............................. Director                                             --
M. Robin Krasny............................. Director                                             --
Meredith Ress Levy.......................... Director                                             --
Charles E. Mather IV........................ Director                                             --
Carl A. Mayer III........................... Director                                             --
Patrick Joseph Memmi........................ Director                                             --
Scott W. Phillips........................... Director                                             --
Peter J. Pinto.............................. Director                                             --


                                     C -- 7


                                                 POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
    NAME AND PRINCIPAL BUSINESS ADDRESS             PRINCIPAL UNDERWRITER                     REGISTRANT
-------------------------------------------- ------------------------------------ ------------------------------------

Claudio A. Pupkin........................... Director                                             --
Ronald C. Ratcliffe......................... Director                                             --
Andrew J. Schoenfeld........................ Director                                             --
Frederick W. Searby......................... Director                                             --
Joseph Stefanik............................. Director                                             --
Jean Philippe Jacque Villa.................. Director                                             --
Joseph Marino............................... Senior Vice President                                --
Timothy Moyer............................... Senior Vice President                                --
Rex Yamamoto................................ Senior General Manager
Dominic Freud............................... First Vice President                                 --
Charles Gushee.............................. First Vice President                                 --
Paul Meyer.................................. First Vice President                                 --
John Monck.................................. First Vice President                                 --
Thomas Moyna................................ First Vice President                                 --
Rolando E. Pantoja.......................... First Vice President                                 --
Gillaume Pollet............................. First Vice President                                 --
Benoit Raudel............................... First Vice President                                 --
Catherine A. Shaffer........................ First Vice President                           Vice President
Raz Alon.................................... Vice President                                       --
Jean Marie Barreau.......................... Vice President                                       --
Isaac Barrocas.............................. Vice President                                       --
Francois Barthelemy......................... Vice President                                       --
Richard Beston.............................. Vice President                                       --
John Bianco................................. Vice President                                       --
Pascal Bouillon............................. Vice President                                       --
Andrew Brummer.............................. Vice President                                       --
Michael Joseph Casey........................ Vice President                                       --
Robert Casey................................ Vice President                                       --
Mary Chen................................... Vice President                                       --
D.K. Cockrell II............................ Vice President                                       --
Arthur G. Condodina......................... Vice President                                       --
Yolanda Cristina Courtines.................. Vice President                                       --
John Enderle................................ Vice President                                       --
Lauda Fields................................ Vice President                                       --
William Court Frauen........................ Vice President                                       --
Gordes Frobenius............................ Vice President                                       --
Michael Gelblat............................. Vice President                                       --
Adam Harold Goodfriend...................... Vice President                                       --
John C. Griffin............................. Vice President                                       --


                                     C -- 8


                                                 POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
    NAME AND PRINCIPAL BUSINESS ADDRESS             PRINCIPAL UNDERWRITER                     REGISTRANT
-------------------------------------------- ------------------------------------ ------------------------------------
Vincent Gros................................ Vice President                                       --
Markus Sebastian Hansen..................... Vice President                                       --
Edward N. Heumann........................... Vice President                                       --
Eric Hirshfield............................. Vice President                                       --
Tsen-Yu Hung................................ Vice President                                       --
McLloyd K. Jensen........................... Vice President                                       --
Andrew Joseph............................... Vice President                                       --
Andres B. Josephsohn........................ Vice President                                       --
Paul Kwong.................................. Vice President
Robert J. Lambert........................... Vice President
Marc Levesque............................... Vice President                                       --
John Joseph Mandy Jr........................ Vice President                                       --
Robert Marx................................. Vice President                                       --
John T. Maxwell Jr.......................... Vice President                                       --
John A. Montgomery Jr....................... Vice President                                       --
Elizabeth Mulford........................... Vice President
Nancy C. Nakovick........................... Vice President
Kenneth Nora................................ Vice President                                       --
Edwin S. Olsen.............................. Vice President                                 Vice President
Howard Park................................. Vice President                                       --
Philippe Pierson............................ Vice President                                       --
Theodore J. Podest.......................... Vice President                                       --
Stephane Reverre............................ Vice President                                       --
Robert Roland............................... Vice President                                       --
Bryan L. Sanders............................ Vice President                                       --
Gregory Michael Solomon..................... Vice President                                       --
David A. Steinschraber...................... Vice President                                       --
Nathalie Texier............................. Vice President                                       --
Richard Tramutola........................... Vice President                                       --
Matthew C. Zolin............................ Vice President                                       --


                                     C -- 9

         (c) None.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1221 Avenue of the Americas, New York, NY 10020 with the exception of certain accounts, books and other documents which are kept by the Registrant's custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105 and registrar and shareholder servicing agent, DST Systems, Inc. ("DST"), P.O. Box 419324, Kansas City, Missouri, 64141-6324.

ITEM 31   MANAGEMENT SERVICES

     Not applicable.

ITEM 32   UNDERTAKINGS

     The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


                                     C -- 9

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, SoGen Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 31st day of July, 1998.


                                               SOGEN FUNDS, INC.


                                               By: /s/ Jean-Marie Eveillard
                                                   ----------------------------
                                                   JEAN-MARIE EVEILLARD
                                                   PRESIDENT)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 6 has been signed below by the following persons in the capacities and on the date indicated.


         /s/ Jean-Marie Eveillard                        President and Director
         ----------------------------------          (principal executive officer)            July 31, 1998
               JEAN-MARIE EVEILLARD

         /s/ Philip J. Bafundo                          Vice President and Treasurer
         ----------------------------------               (principal financial and            July 31, 1998
                 PHILIP J. BAFUNDO                          accounting officer)
                        *                                   Chairman of the Board
         ----------------------------------                                                   July 31, 1998
                 PHILIPPE COLLAS

                        *
         ----------------------------------                           DIRECTOR                July 31, 1998
                    FRED J. MEYER

                       *
         ----------------------------------                           DIRECTOR                July 31, 1998
                 DOMINIQUE RAILLARD

                       *
         ----------------------------------                           DIRECTOR                July 31, 1998
                 NATHAN SNYDER


* By:  /s/ Jean-Marie Eveillard
      ----------------------------------------
      (JEAN-MARIE EVEILLARD, ATTORNEY-IN-FACT)


                                    C -- 10

EXHIBITS
--------

1(c)      Articles Supplementary
5(b) Investment Advisory Contract between the Registrant and Societe Generale Asset Management Corp. (International Fund only)
6(a)      Underwriting  Agreement  between  the  Registrant  and SG  Cowen
8(d)      Form of Amendment to Global Custody Agreement between the
          Registrant and Chase
11(a)     Consent of KPMG Peat Marwick LLP
15        Rule 12b-1 Distribution Plan and Agreement between the Registrant and
          SG Cowen
17        Multiple Class Plan pursuant to Rule 18f-3